           The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                              New York, NY 10104

June 16, 2003

Dear Equitable Client:

   The net premiums or contributions you paid under your variable life insurance policy or variable annuity contract or certificate ("Contract") issued by The Equitable Life Assurance Society of the United States ("Equitable") have been allocated at your direction to the investment divisions of a separate account or accounts of Equitable ("Separate Accounts"). The Separate Account divisions invest in corresponding Portfolios of the EQ Advisors Trust ("EQ Trust"). As an owner of a Contract ("Contractowner") with premiums or contributions allocated to EQ/Aggressive Stock Portfolio ("EQ Aggressive Stock Portfolio") and EQ/High Yield Portfolio ("EQ High Yield Portfolio"), you are entitled to instruct Equitable as the shareholder of record of the shares issued by EQ Aggressive Stock Portfolio and EQ High Yield Portfolio that are held in investment divisions of each Separate Account, as to how it should vote on certain proposals to be considered at a Special Meeting of Shareholders of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio of the EQ Trust ("Special Meeting").

   Contractowners of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio will be asked to provide voting instructions on the proposed reorganization of each Portfolio into the AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio, respectively, each a newly organized series of AXA Premier VIP Trust.

   Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners will be voted by Equitable for or against approval of the proposals, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable.

It is very important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then, sign, date and mail it in the accompanying envelope. No postage is required if you mail your voting instruction card in the United States. Your prompt response will help avoid the unnecessary expense of a further solicitation of voting instructions. You also may provide voting instructions by phone at 1-866-235-4258, by fax at 1-888-796-9932, or by Internet at our website at https://vote.proxy-direct.com.

   Thank you for participating in this important process.

                                      Sincerely,

                                      Peter D. Noris
                                      Executive Vice President and Chief
                                      Investment Officer

                               EQ ADVISORS TRUST

                 Notice of Special Meeting of Shareholders of
           EQ/Aggressive Stock Portfolio and EQ/High Yield Portfolio
                         Scheduled For August 7, 2003

   A special meeting of the shareholders of EQ/Aggressive Stock Portfolio ("EQ Aggressive Stock Portfolio") and EQ/High Yield Portfolio ("EQ High Yield Portfolio") is scheduled to be held on August 7, 2003 at 10:00 a.m., local time, at 1290 Avenue of the Americas, New York, New York 10104 ("Special Meeting"). Owners of variable life insurance policies or variable annuity contracts or certificates ("Contracts") issued by The Equitable Life Assurance Society of the United States, The Prudential Insurance Company of America, Integrity Life Insurance Company, American General Life Insurance Company or, with respect to the EQ Aggressive Stock Portfolio, Transamerica Occidental Life Insurance Company (collectively, the "Shareholders" and, individually, a "Shareholder") who have invested in shares of the EQ Aggressive Stock Portfolio and/or EQ High Yield Portfolio through the investment divisions of a separate account or accounts of a Shareholder ("Contractowners") will be asked, as appropriate, to provide the relevant Shareholder with voting instructions on the following proposals:

      1. Approval of an Agreement and Plan of Reorganization and Termination providing for the acquisition of all of the assets of EQ Aggressive Stock Portfolio by AXA Premier VIP Aggressive Equity Portfolio ("AXA Aggressive Equity Portfolio"), a newly organized series of AXA Premier VIP Trust ("AXA Trust"), in exchange solely for the assumption of all liabilities of EQ Aggressive Stock Portfolio by AXA Aggressive Equity Portfolio and shares of AXA Aggressive Equity Portfolio and the subsequent liquidation of EQ Aggressive Stock Portfolio;

      2. Approval of an Agreement and Plan of Reorganization and Termination providing for the acquisition of all of the assets of EQ High Yield Portfolio by AXA Premier VIP High Yield Portfolio ("AXA High Yield Portfolio"), a newly organized series of the AXA Trust, in exchange solely for the assumption of all liabilities of EQ High Yield Portfolio by AXA High Yield Portfolio and shares of AXA High Yield Portfolio and the subsequent liquidation of EQ High Yield Portfolio; and

      3. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

   You should read both the Information Statement of the relevant Shareholder and the Proxy Statement/Prospectus, attached to this notice, prior to completing your voting instruction card.

   The record date for determining Contractowners with amounts allocated to the EQ Aggressive Stock Portfolio or EQ High Yield Portfolio entitled to notice of and entitled to vote at the Special Meeting or any adjournment thereof has been fixed as the close of business on June 2, 2003.

It is important that you return your voting instruction card promptly. Contractowners should provide their voting instructions to the relevant Shareholder as outlined at the end of the Proxy Statement/Prospectus so that their shares may be represented at the Special Meeting. Your prompt attention to the enclosed voting instruction card will help to avoid the expense of further solicitation.

                             By order of the Board of Trustees,

                             Patricia Louie
                             Vice President and Secretary

New York, New York
June 16, 2003

                     THE EQUITABLE LIFE ASSURANCE SOCIETY
                             OF THE UNITED STATES

                             INFORMATION STATEMENT
                      REGARDING A SPECIAL MEETING OF THE
                                SHAREHOLDERS OF
EQ/AGGRESSIVE STOCK PORTFOLIO AND EQ/HIGH YIELD PORTFOLIO, EACH A SERIES OF EQ
                                ADVISORS TRUST
                         TO BE HELD ON AUGUST 7, 2003

                                 June 16, 2003

                                    GENERAL

   This Information Statement is furnished by The Equitable Life Assurance Society of the United States ("Equitable"), a New York stock life insurance company, to owners of its variable life insurance policies and variable annuity contracts or certificates ("Contractowners") who had net premiums or contributions allocated to the investment divisions of Equitable's separate accounts ("Separate Accounts") that are invested in shares of EQ/Aggressive Stock Portfolio ("EQ Aggressive Stock Portfolio") and EQ/High Yield Portfolio ("EQ High Yield Portfolio"), each a separate series ("Portfolio") of EQ Advisors Trust, a registered investment company ("EQ Trust"), as of June 2, 2003 ("Record Date").

   Equitable is required to offer Contractowners the opportunity to instruct Equitable, as the owner of all the shares of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio held by the Separate Accounts, as to how it should vote on the proposals to be considered at the Special Meeting of Shareholders of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio, referred to in the preceding Notice and at any adjournments ("Special Meeting"). The enclosed Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganization of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio into separate series of AXA Premier VIP Trust, that a Contractowner should know before completing the enclosed voting instruction card.

   Equitable is a wholly owned subsidiary of AXA Financial, Inc., itself a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

   This Information Statement and the accompanying voting instruction card are being mailed to Contractowners on or about June 17, 2003.

                           HOW TO INSTRUCT EQUITABLE

   To instruct Equitable as to how to vote the shares of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio ("Shares") held in the investment divisions of the

Separate Accounts, Contractowners are asked to promptly mark their voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contractowners also may provide voting instructions by phone at 1-866-235-4258, by fax at 1-888-796-9932 or by Internet at our website at https://vote.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposals.

   The number of Shares held in the investment division of each Separate Account corresponding to EQ Aggressive Stock Portfolio or EQ High Yield Portfolio for which a Contractowner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract's Account Value (minus any Contract indebtedness) allocable to that investment division of each Separate Account by (ii) the net asset value of one share of EQ Aggressive Stock Portfolio or EQ High Yield Portfolio. At any time prior to Equitable's voting at the Special Meeting, a Contractowner may revoke his or her voting instruction card with respect to that investment division by written notice, or proper telephone, fax or Internet instructions to the Secretary of the EQ Trust or by properly executing a later-dated voting instruction card, or properly providing later telephone, fax or Internet instructions.

                            HOW EQUITABLE WILL VOTE

   Equitable will vote the shares for which Equitable receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares attributable to contracts for which Equitable is the Contractowner for the proposals. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners, or that are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable either for or against approval of the proposals, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable.

                                 OTHER MATTERS

   Equitable is not aware of any matters, other than the specified proposals, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, Equitable will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Equitable or its subsidiaries as well as officers and agents of the EQ Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, personal interview or the Internet.

   If the necessary quorum to transact business is not established or the vote required to approve or reject each proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of voting in-structions. The persons named as proxies will vote in favor of such adjournment with respect to those voting instructions that have been voted in favor of a proposal and will vote against any such adjournment those voting instructions that have been voted against a proposal.

                             Patricia Louie, Vice President of Equitable

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-866-235-4258, by fax at 1-888-796-9932 or by Internet at our website at https://vote.proxy-direct.com.

                         PROXY STATEMENT/PROSPECTUS OF
                AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO AND
                     AXA PREMIER VIP HIGH YIELD PORTFOLIO,
                  EACH A SERIES OF AXA PREMIER VIP TRUST, AND
EQ/AGGRESSIVE STOCK PORTFOLIO AND EQ/HIGH YIELD PORTFOLIO, EACH A SERIES OF EQ
                                ADVISORS TRUST

                      SPECIAL MEETING OF SHAREHOLDERS OF
                       EQ/AGGRESSIVE STOCK PORTFOLIO AND
                    EQ/HIGH YIELD PORTFOLIO, EACH A SERIES
                             OF EQ ADVISORS TRUST

                         SCHEDULED FOR AUGUST 7, 2003

             Acquisition of the assets
               and assumption of the     By and in exchange for
                  liabilities of:              shares of:
             -------------------------  -------------------------
             EQ/Aggressive Stock        AXA Premier VIP
               Portfolio............... Aggressive Equity
                                        Portfolio

                                        AXA Premier VIP High
             EQ/High Yield Portfolio... Yield Portfolio

             each a series of:          each a series of:
             EQ Advisors Trust          AXA Premier VIP Trust
             1290 Avenue of the         1290 Avenue of the
             Americas                   Americas
             New York, NY 10104         New York, NY 10104

   AXA Premier VIP Trust ("AXA Trust") and EQ Advisors Trust ("EQ Trust") each serves as an investment vehicle for use in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, "Contracts") issued by participating insurance companies. The insurance companies invest the net premiums and contributions under the Contracts at the direction of the Contract owners ("Contractowners") in the investment divisions of a separate account or accounts of the insurance company ("Separate Accounts"), which invest in corresponding series of the EQ Trust and/or the AXA Trust, as described in the prospectuses of the EQ Trust and the AXA Trust. (The EQ Trust and the AXA Trust sometimes are referred to herein together as the "Trusts" and individually as a "Trust.")

   The AXA Trust currently serves as the investment vehicle for Contracts issued by The Equitable Life Assurance Society of the United States ("Equitable") and may serve as the investment vehicle for Contracts issued by other affiliated and unaffiliated insurance companies. The EQ Trust currently serves as the investment vehicle for Contracts issued by Equitable, The Prudential Insurance Company of America, Integrity Life Insurance Company, American General Life Insurance Company and, with respect to the EQ/Aggressive Stock Portfolio, Transamerica Occidental Life Insurance Company (collectively, the "Shareholders" and, individually, a "Shareholder"). Contractowners with amounts allocated to the EQ/Aggressive Stock

Portfolio ("EQ Aggressive Stock Portfolio") and/or the EQ/High Yield Portfolio ("EQ High Yield Portfolio"), each a series of EQ Trust (collectively, the "Acquired Portfolios"), are being provided the opportunity to provide voting instructions concerning the proposals contained in this Proxy
Statement/Prospectus.

   This Proxy Statement/Prospectus is soliciting Contractowners with amounts allocated to the EQ Aggressive Stock Portfolio and/or the EQ High Yield Portfolio to approve an Agreement and Plan of Reorganization and Termination ("Reorganization Plan") whereby the EQ Aggressive Stock Portfolio and the EQ High Yield Portfolio will be merged into the AXA Premier VIP Aggressive Equity Portfolio ("AXA Aggressive Equity Portfolio") and the AXA Premier VIP High Yield Portfolio ("AXA High Yield Portfolio") (collectively, the "Acquiring Portfolios"), respectively, each a series of the AXA Trust. Each Acquired Portfolio's shares are divided into two classes, designated Class IA and Class IB shares (collectively, "Acquired Portfolio Shares"). Each Acquiring Portfolio's shares also are divided into two classes, designated Class A and Class B shares (collectively, "Acquiring Portfolio Shares"). Each class of Acquiring Portfolio Shares is substantially similar to the corresponding class of Acquired Portfolio Shares (i.e., the Class IA shares of the EQ Trust are substantially similar to the Class A shares of the AXA Trust and the Class IB shares of the EQ Trust are substantially similar to the Class B shares of the AXA Trust).

   Each merger ("Reorganization") will work in the following manner:

   . Each Acquired Portfolio will transfer its assets to the corresponding Acquiring Portfolio, which will assume the Acquired Portfolio's liabilities.

   . Each Acquiring Portfolio will issue the corresponding class of Acquiring Portfolio Shares that will be credited to each Shareholder and allocated to each Contractowner's account in an amount equal to the value of the shares of his or her current Portfolio. The number of shares allocated to you and the total value of your investment will not change as a result of either Reorganization.

   . You will not incur any sales loads or similar transaction charges as a result of either Reorganization.

   You are being asked to provide voting instructions concerning your approval of the Reorganization Plan pursuant to which each Reorganization transaction would be accomplished. Because Contractowners are being asked to provide voting instructions to their respective Shareholder regarding a transaction that will result in their holding shares of an Acquiring Portfolio, this Proxy Statement also serves as a Prospectus for the Acquiring Portfolios and provides information about the Acquiring Portfolios that a prospective investor ought to know before investing.

   This Proxy Statement/Prospectus is being provided to the Shareholders and mailed to Contractowners on or about June 17, 2003. It is being furnished on behalf of the Board of Trustees ("Board") of the EQ Trust to the Shareholders of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio for their use in obtaining in-structions from Contractowners as to how to vote on the proposals to be considered at the Special Meeting of Shareholders of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio to be held at 1290 Avenue of the Americas, New York, New York 10104, on August 7, 2003 at 10:00 a.m., Eastern time and at any adjournments thereof ("Special Meeting"). It is expected that the Shareholders will attend the Special Meeting in person or by proxy and will vote shares of the EQ Trust held by them in accordance with voting instructions received from Contractowners and in accordance with voting procedures established by the EQ Trust.

   This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Portfolios that you should know before investing. The following documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Proxy Statement/Prospectus:

      1. The Prospectus and Statement of Additional Information, each dated May 1, 2003, of the EQ Trust, which contain additional information about the Acquired Portfolios;

      2. The Annual Report to Shareholders of the EQ Trust, with respect to the Acquired Portfolio, for the year ended December 31, 2002, which contains additional information about the Acquired Portfolios; and

      3. A Statement of Additional Information of the AXA Trust, dated June 16, 2003, relating to the proposed Reorganizations.

   For a free copy of any of the above documents, please (800) 528-0204 or write to the EQ Trust or the AXA Trust at 1290 Avenue of the Americas, New York, New York 10104.

   The EQ Trust and the AXA Trust are subject to the informational requirements of the Securities Act of 1933, as amended. Accordingly, the EQ Trust and the AXA Trust file certain reports and other information with the SEC. You can copy and review information about the EQ Trust and the AXA Trust at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about each Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549.

   THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

     SUMMARY..........................................................   5
      The Proposed Reorganizations....................................   5
      Comparison of Investment Objectives, Strategies and Restrictions   6
      Expense Tables..................................................  11

     COMPARISON OF PRINCIPAL RISK FACTORS.............................  17

     INFORMATION ABOUT THE REORGANIZATION.............................  20
      Terms of the Reorganization Plan................................  20
      Description of the Securities to be Issued......................  22
      Reasons for the Reorganizations.................................  22
      Federal Income Tax Consequences of the Proposed Reorganizations.  25
      Rights of Shareholders of the Acquired Portfolios and Acquiring
        Portfolios....................................................  26
      Capitalization..................................................  26

     ADDITIONAL INFORMATION ABOUT EQUITABLE AND
       THE PORTFOLIOS.................................................  27
      Information About Equitable and the Advisers....................  27
      Distribution Plan and Distributions.............................  30
      Purchase, Exchange and Redemption Procedures....................  31
      How Assets are Valued...........................................  32

     FINANCIAL HIGHLIGHTS.............................................  34

     VOTING INFORMATION...............................................  34
      Voting Rights...................................................  34
      Solicitation of Voting Instructions.............................  35
      Adjournment.....................................................  36
      Other Matters...................................................  36

     APPENDIX A....................................................... A-1

                                    SUMMARY

   You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Plan, the form of which is attached hereto as Appendix A.

                         The Proposed Reorganizations

   The Reorganization Plan provides, with respect to each Reorganization, for:

   . the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio;

   . the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio;

   .  distribution to the Shareholders of shares of the Acquiring Portfolio; and

   .  complete termination of the Acquired Portfolio.

   Subject to approval of the Contractowners, the Reorganization is expected to be effective upon the closing of business on August 15, 2003, or on a later date the Trusts agree upon ("Closing"). As a result of each Reorganization, each Contractowner whose Contract values are invested in shares of an Acquired Portfolio would become an indirect owner of shares in the corresponding Acquiring Portfolio. Each such Contractowner indirectly would hold, immediately after the Closing, Class A or Class B shares of the applicable Acquiring Portfolio, depending on the corresponding class of shares of the Acquired Portfolio that that Contractowner indirectly owns, having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Portfolio indirectly held by that Contractowner as of the Closing.

   In considering whether to approve the Reorganization Plan, you should note that:

   . Each Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. If the Contractowners approve the Reorganizations, each Acquiring Portfolio will assume and publish the operating history and performance record of the corresponding Acquired Portfolio.

   . Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives, investment strategies and risks, except that the EQ Aggressive Stock Portfolio has a policy that it will invest at least 80% of its assets in stocks, while the AXA Aggressive Equity Portfolio has a policy that it will invest at least 80% of its assets in equity securities. This means that, although the AXA Aggressive Equity Portfolio intends to invest primarily in common stocks, any investments in preferred stock, warrants and securities convertible into common stock will count toward satisfying that Portfolio's 80% policy.

   . Each Acquired Portfolio and its corresponding Acquiring Portfolio have multiple investment advisers ("Advisers"). Equitable (the "Manager") serves as each Portfolio's investment manager and allocates the Portfolio's assets among the Advisers to each Portfolio. Each Acquiring Portfolio has the same Advisers as the corresponding Acquired Portfolio. The individuals responsible for the day-to-day management of each Acquired Portfolio will manage the corresponding Acquiring Portfolio after the Reorganizations.

   . The total annual expense ratio of each class of shares of each Acquiring Portfolio is higher than that of the corresponding class of shares of the relevant Acquired Portfolio. The higher expense ratio is primarily due to the higher administration fee that the Manager receives from each of the Acquiring Portfolios for providing administrative services to the Portfolios. Each Acquiring Portfolio pays an administration fee at an annual rate of 0.15% of the Portfolio's total average net assets plus $35,000 per Portfolio and an additional $35,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of the Portfolio allocated to a separate Adviser and/or managed in a discrete style). Each Acquired Portfolio pays its pro rata share of the administration fee charged to the EQ Trust, which is equal to an annual rate of 0.04% of the first $3 billion of total average daily net assets of the EQ Trust, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total average daily net assets of the EQ Trust in excess of $10 billion, plus $30,000 per Portfolio and an additional $30,000 for each portion of the Portfolio for which separate administrative services are provided.

   After careful consideration, the Board of the EQ Trust unanimously approved the proposed Reorganization Plan. Accordingly, the Board of EQ Trust has submitted the Reorganization Plan for approval by the Acquired Portfolios' Contractowners. The Board recommends that you vote "FOR" the proposed Reorganization Plan.

       Comparison of Investment Objectives, Strategies and Restrictions

   Each Acquired Portfolio and its corresponding Acquiring Portfolio have identical investment objectives and investment policies and strategies. The investment objectives, policies and strategies of the Acquired Portfolios and the Acquiring Portfolios are described below. For a more detailed description of the investment objectives, strategies, policies and restrictions of the Acquired Portfolios and the Acquiring Portfolios, please see the EQ Trust's Prospectus and SAI dated May 1, 2003 and the AXA Trust's SAI dated June 16, 2003, respectively.

   For information concerning the risks associated with investments in the Portfolios, see "Comparison of Principal Risk Factors" below.

                  EQ Aggressive Stock Portfolio                AXA Aggressive Equity Portfolio
------------------------------------------------------------------------------------------------------
Investment  Seeks to achieve long-term growth of       Same
 Objective  capital
------------------------------------------------------------------------------------------------------
Investment  Utilizing a due diligence process          Same
 Strategies covering a number of key factors, the
            Manager selects Advisers to manage the
            Portfolio's assets. The Manager
            allocates the Portfolio's assets among
            four Advisers. The Manager may change
            the Advisers, which are responsible for
            managing the Portfolio's assets, subject
            to the approval of the Board.
------------------------------------------------------------------------------------------------------
            Under normal circumstances, the            Same, except that the Acquiring Portfolio
            Portfolio invests at least 80% of its net  invests at least 80% of its net assets, plus
            assets, plus borrowings for investment     borrowings for investment purposes, in
            purposes, in stocks. The Portfolio         equity securities, while the Acquired
            invests primarily in securities of large   Portfolio invests at least 80% of its net
            capitalization growth companies,           assets in stocks. The Acquiring Portfolio
            although the Advisers may invest, to a     intends to invest primarily in common stock
            certain extent, in equity securities of    but it may also invest in other securities that
            small- and mid-capitalization              the Advisers believe provide opportunities
            companies. Each Adviser places an          for capital growth, such as preferred stock,
            emphasis on identifying securities of      warrants and securities convertible into
            companies whose above-average              common stock.
            prospective earnings growth is not fully
            reflected, in the view of the Adviser, in
            current market valuations.
------------------------------------------------------------------------------------------------------
            The Portfolio may also invest in           Same.
            companies in cyclical industries,
            emerging growth companies, companies
            whose securities are temporarily
            undervalued, companies in special
            situations (e.g., change in management,
            new products or changes in customer
            demand), companies whose growth
            prospects are not recognized by the
            market and less widely known
            companies. For purposes of this
            portfolio, emerging growth companies
            may include those that an Adviser
            believes are early in their life cycle but
            have the potential to become major
            enterprises and those whose rates of
            earnings growth are expected to
            accelerate because of special factors
            such as rejuvenated management, new
            products, changes in customer demand
            or basic changes in the economic
            environment.
------------------------------------------------------------------------------------------------------

                    EQ Aggressive Stock Portfolio        AXA Aggressive Equity Portfolio
----------------------------------------------------------------------------------------
             The Portfolio may invest up to 25% of                    Same.
             its total assets in foreign securities and
             may also make use of various other
             investment strategies (e.g., investments
             in debt securities, making secured loans
             of its portfolio securities). The Portfolio
             may also use derivatives, including
             writing covered call options and
             purchasing call and put options on
             individual equity securities, securities
             indexes and foreign currencies. The
             Portfolio may also purchase and sell
             stock index and foreign currency futures
             contracts and options thereon.
----------------------------------------------------------------------------------------
             For temporary defensive purposes, the                    Same.
             Portfolio may invest, without limit, in
             cash, money market instruments or high
             quality short-term debt securities,
             including repurchase agreements. To the
             extent that the portfolio is invested in
             these instruments, the Portfolio will not
             be pursuing its investment objective.
----------------------------------------------------------------------------------------
Investment   Equitable                                                Same.
 Manager
----------------------------------------------------------------------------------------
Investment   Alliance Capital Management L.P.                         Same.
 Adviser(s)* Marsico Capital Management, LLC
             MFS Investment Management
             Provident Investment Counsel, Inc.
----------------------------------------------------------------------------------------
Portfolio    Portfolio management team                                Same.
 Manager(s)
----------------------------------------------------------------------------------------

* The Manager is able, subject to the approval of the Board of the relevant Trust, to appoint and replace Advisers at any time without obtaining shareholder approval. For more information, see "Additional Information About Equitable and the Portfolios" below.

                    EQ High Yield Portfolio          AXA High Yield Portfolio
-----------------------------------------------------------------------------
Investment  Seeks to achieve a high total return              Same.
 Objective  through a combination of current
            income and capital appreciation.
-----------------------------------------------------------------------------
Investment  Utilizing a due diligence process                 Same.
 Strategies covering a number of key factors, the
            Manager selects Advisers to manage the
            Portfolio's assets. The Manager
            allocates the Portfolio's assets between
            two Advisers. The Manager may change
            the Advisers, which are responsible for
            managing the Portfolio's assets, subject
            to the approval of the Board.
-----------------------------------------------------------------------------

            EQ High Yield Portfolio           AXA High Yield Portfolio
----------------------------------------------------------------------
  Under normal circumstances, the                      Same.
  Portfolio intends to invest at least 80% of
  its net assets, plus borrowings for
  investment purposes, in a diversified mix
  of bonds that are rated below investment
  grade (so-called "junk bonds"), which
  generally involve greater volatility of
  price and risk of principal and income
  than high quality fixed income securities.
  For purposes of this investment policy, a
  debt security is considered a "bond."
----------------------------------------------------------------------
  The Portfolio's Advisers evaluate                    Same.
  several sectors of the bond market and
  individual securities within these
  sectors. The Advisers select bonds from
  several sectors including: commercial
  and residential mortgage-backed
  securities, asset-backed securities,
  corporate bonds and bonds of foreign
  issuers. The Portfolio will attempt to
  maximize current income by taking
  advantage of market developments,
  yield disparities and variations in the
  creditworthiness of issuers.
  Substantially all of the Portfolio's
  investments will be income producing.
----------------------------------------------------------------------
  Each Adviser may, when consistent with               Same.
  the Portfolio's investment objective, use
  derivative securities, including futures
  and options contracts, options on futures
  contracts, foreign currencies, securities
  and bond indices, structured notes,
  swaps and indexed securities. The
  Portfolio will typically use derivatives as
  a substitute for taking a position in the
  underlying asset and/or in an attempt to
  reduce risk to the portfolio as a whole
  (hedge), but they may also be used to
  maintain liquidity, commit cash pending
  investment or for speculation to increase
  returns. The Portfolio may also invest in
  participations and assignments of loans
  originally made by institutional lenders
  or lending syndicates. Each Adviser may
  also make use of various other
  investment strategies, including
  investments in common stocks and other
  equity-type securities (such as
  convertible debt securities) and secured
  loans of its portfolio securities in order
  to enhance its current return and to
  reduce fluctuations in net asset value.
----------------------------------------------------------------------

                      EQ High Yield Portfolio           AXA High Yield Portfolio
--------------------------------------------------------------------------------
             In the event that any securities held by            Same.
             the Portfolio fall below those ratings,
             the portfolio will not be obligated to
             dispose of such securities and may
             continue to hold such securities if the
             Adviser believes that such investments
             are considered appropriate under the
             circumstances.
--------------------------------------------------------------------------------
             The Portfolio may also invest in fixed              Same.
             income securities that are providing
             high current yields because of risks
             other than credit, such as prepayment
             risks, in the case of mortgage-backed
             securities, or currency risks, in the case
             of non-U.S. dollar denominated foreign
             securities.
--------------------------------------------------------------------------------
             For temporary defensive purposes, the               Same.
             Portfolio may invest, without limit, in
             cash, money market instruments or high
             quality short-term debt securities,
             including repurchase agreements. To the
             extent that the Portfolio is invested in
             these instruments, the portfolio will not
             be pursuing its investment objective.
--------------------------------------------------------------------------------
Investment   Equitable                                           Same.
 Manager
--------------------------------------------------------------------------------
Investment   Alliance Capital Management L.P.                    Same.
 Adviser(s)* Pacific Investment Management
              Company LLC
--------------------------------------------------------------------------------
Portfolio    Portfolio management team                           Same.
 Manager(s)
--------------------------------------------------------------------------------

* The Manager is able, subject to the approval of the Board of the relevant Trust, to appoint and replace Advisers at any time without obtaining shareholder approval. For more information, see "Additional Information About Equitable and the Portfolios" below.

                                Expense Tables

   The current fees and expenses of Class IA and Class IB shares of each Acquired Portfolio and the estimated pro forma fees and expenses of the Class A and Class B shares of each Acquiring Portfolio after giving effect to the proposed Reorganizations are shown in the following tables. Expenses for each Acquired Portfolio are based on the operating expenses incurred by Class IA and Class IB shares of the Acquired Portfolios for the year ended December 31, 2002. Each Acquiring Portfolio is newly organized and has not had any operations of its own to date. Expenses of the Class A and Class B shares of each Acquiring Portfolio are shown on a pro forma basis assuming that the Reorganization had been in effect for the year ended December 31, 2002. The tables below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

                      Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

                                                          Pro forma after the
                                                          Reorganization - AXA Aggressive
                                          EQ Aggressive   Equity Portfolio including EQ
                                         Stock Portfolio  Aggressive Stock Portfolio
                                        ----------------- -------------------------------
                                        Class IA Class IB Class A         Class B
                                        -------- -------- -------         -------
       Management Fees.................  0.63%    0.63%    0.63%           0.63%
       12b-1 Fees......................   None    0.25%     None           0.25%
       Other Expenses..................  0.08%    0.08%    0.21%           0.21%
       Total Annual Portfolio Operating
         Expenses......................  0.71%    0.96%    0.84%           1.09%

                                                          Pro forma after the
                                                          Reorganization - AXA High
                                          EQ High Yield   Yield Portfolio including
                                            Portfolio     EQ High Yield Portfolio
                                        ----------------- -------------------------
                                        Class IA Class IB Class A      Class B
                                        -------- -------- -------      -------
       Management Fees.................  0.60%    0.60%    0.60%        0.60%
       12b-1 Fees......................   None    0.25%     None        0.25%
       Other Expenses..................  0.09%    0.09%    0.22%        0.22%
       Total Annual Portfolio Operating
         Expenses......................  0.69%    0.94%    0.82%        1.07%

                        Examples of Portfolio Expenses

   The following examples are intended to help you compare the cost of investing in each of the Portfolios. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower. The examples below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

                                             1 Year 3 Years 5 Years 10 Years
                                             ------ ------- ------- --------
   EQ Aggressive Stock Portfolio -- Class IA  $ 73   $227    $395    $  883
   EQ Aggressive Stock Portfolio -- Class IB  $ 98   $306    $531    $1,178
   Pro forma after the Reorganization:
   The Portfolios Combined -- Class A.......  $ 86   $268    $466    $1,037
   Pro forma after the Reorganization:
   The Portfolios Combined -- Class B.......  $111   $347    $601    $1,329
   EQ High Yield Portfolio -- Class IA......  $ 70   $221    $384    $  859
   EQ High Yield Portfolio -- Class IB......  $ 96   $300    $520    $1,155
   Pro forma after the Reorganization:
   The Portfolios Combined -- Class A.......  $ 84   $262    $455    $1,014
   Pro forma after the Reorganization:
   The Portfolios Combined -- Class B.......  $109   $340    $590    $1,306

   Management Fee. Each Portfolio pays the Manager a fee based on the average daily net assets of the relevant Portfolio. The Manager is responsible for fees paid to each Portfolio's Advisers. The table below sets forth the contractual investment management fees payable to the Manager from each Portfolio at the stated annual rates (expressed as a percentage of the average daily net assets of each Portfolio):

                                  EQ Aggressive   AXA Aggressive
                                 Stock Portfolio Equity Portfolio
              ---------------------------------------------------
              First $1 billion..     0.650%           0.650%
              ---------------------------------------------------
              Next $1 billion...     0.600%           0.600%
              ---------------------------------------------------
              Next $3 billion...     0.575%           0.575%
              ---------------------------------------------------
              Next $5 billion...     0.550%           0.550%
              ---------------------------------------------------
              Thereafter........     0.525%           0.525%
              ---------------------------------------------------

                                  EQ High Yield   AXA High Yield
                                    Portfolio       Portfolio
              ---------------------------------------------------
              First $750 million     0.600%           0.600%
              ---------------------------------------------------
              Next $750 million.     0.575%           0.575%
              ---------------------------------------------------
              Next $1 billion...     0.550%           0.550%
              ---------------------------------------------------
              Next $2.5 billion.     0.530%           0.530%
              ---------------------------------------------------
              Thereafter........     0.520%           0.520%
              ---------------------------------------------------

 Comparison of Performance of EQ Aggressive Stock Portfolio and AXA Aggressive
                               Equity Portfolio

   The AXA Aggressive Equity Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to Contractowner approval, the AXA Aggressive Equity Portfolio, as the successor to the EQ Aggressive Stock Portfolio, will assume and publish the operating history and performance record of the EQ Aggressive Stock Portfolio. Past performance is not an indication of future results.

   The following information gives some indication of the risks of an investment in the Portfolios by showing changes in the performance of the EQ Aggressive Stock Portfolio from year to year and by comparing that Portfolio's performance with a broad measure of market performance. The EQ Aggressive Stock Portfolio's performance shown below represents both its performance and that of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed solely by Alliance Capital Management L.P. ("Alliance Capital") using the same investment objective for the EQ Aggressive Stock Portfolio but an investment strategy of investing in small-cap companies. For these purposes, the EQ Aggressive Stock Portfolio is considered to be the successor entity to the HRT/Alliance Aggressive Stock Portfolio whose inception date is January 27, 1986. The assets of the predecessor were transferred to the EQ Aggressive Stock Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the EQ Aggressive Stock Portfolio. For these purposes, the performance results of the EQ Aggressive Stock Portfolio and its predecessor have been linked. Until May 1, 2000, Alliance Capital was the sole Adviser of the EQ Aggressive Stock Portfolio. Since that date, it has employed multiple Advisers. Since the Manager may add to, dismiss or replace the Advisers of the EQ Aggressive Stock Portfolio, the Portfolio's historical performance may cover periods when portions of the Portfolio were advised by different Advisers.

   Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the periods shown. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                       Calendar Year Annual Total Return
                               (Class IA Shares)

   The following bar chart illustrates the annual total returns for Class IA shares of the EQ Aggressive Stock Portfolio for the last ten calendar years. The inception date for the EQ Aggressive Stock Portfolio is January 27, 1986.

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999    2000      2001    2002
-----  -----  -----  -----  -----  ----  ------  -------  -------  ------
16.8%  -3.8%  31.6%  22.2%  10.9%  0.3%  18.84%  -13.13%  -24.99%  -28.68


------------------------------------------------------------------
Best quarter (% and time period) Worst quarter (% and time period)
26.11% (4/th/ Quarter 1998)      (27.19)% (3/rd/ Quarter 1998)
------------------------------------------------------------------

                         Average Annual Total Returns
                    for the periods ended December 31, 2002

   The table below shows how the average annual total returns for Class IA and Class IB shares of the EQ Aggressive Stock Portfolio for the one-year, five-year and ten-year periods compare to those of a broad-based index.

                                           1 Year  5 Years  10 Years
                                          ------   -------  --------
            Class IA..................... (28.68)% (11.15)%   1.04%
            Class IB..................... (28.86)% (11.37)%   0.88%
            Russell 3000 Growth Index (1) (28.03)%  (4.11)%   6.30%

----------
(1) The Russell 3000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

    Comparison of Performance of EQ High Yield Portfolio and AXA High Yield
                                   Portfolio

   The AXA High Yield Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to Contractowner approval, the

AXA High Yield Portfolio, as the successor to the EQ High Yield Portfolio, will assume and publish the operating history and performance record of the EQ High Yield Portfolio. Past performance is not an indication of future results.

   The following information gives some indication of the risks of an investment in the Portfolios by showing changes in the performance of the EQ High Yield Portfolio from year to year and by comparing that Portfolio's performance with a broad measure of market performance. The EQ High Yield Portfolio's performance shown below represents both its performance and that of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed solely by Alliance Capital using the same investment objective and strategy as the EQ High Yield Portfolio. For these purposes, the EQ High Yield Portfolio is considered to be the successor entity to the HRT/Alliance High Yield Portfolio whose inception date is January 2, 1987. The assets of the predecessor were transferred to the EQ High Yield Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the EQ High Yield Portfolio. For these purposes, the performance results of the EQ High Yield Portfolio and its predecessor have been linked. Until July 15, 2002, Alliance Capital was the sole Adviser of the EQ High Yield Portfolio. Since that date, it has employed multiple Advisers. Since the Manager may add to, dismiss or replace the Advisers of the EQ High Yield Portfolio, the Portfolio's historical performance may cover periods when portions of the Portfolio were advised by different Advisers.

   Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the periods shown. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                       Calendar Year Annual Total Return
                               (Class IA Shares)

   The following bar chart illustrates the annual total returns for Class IA shares of the EQ High Yield Portfolio for the last ten calendar years. The inception date for the EQ High Yield Portfolio is January 2, 1987.

                                    [CHART]

1993   1994  1995   1996   1997   1998    1999    2000   2001    2002
-----  ----  -----  -----  -----  -----  ------  ------  -----  ------
23.2%  2.8%  19.9%  23.0%  18.5%  -5.2%  -3.35%  -8.65%  0.89%  -2.72%

------------------------------------------------------------------
Best quarter (% and time period) Worst quarter (% and time period)
8.03% (2/nd/ Quarter 1997)       (11.04)% (3/rd/ Quarter 1998)
------------------------------------------------------------------

                         Average Annual Total Returns
                    for the periods ended December 31, 2002

   The table below shows how the average annual total returns for Class IA and Class IB shares of the EQ High Yield Portfolio for the one-year, five-year and ten-year periods compare to those of a broad-based index.

                                            1 Year  5 Years  10 Years
                                            ------  -------  --------
          Class IA......................... (2.72)%  (3.86)%   5.56%
          Class IB......................... (2.96)%  (4.10)%   5.32%
          Credit Suisse First Boston Global
            High Yield Index (1)...........  3.10%    1.44%    6.52%

----------
(1) The Credit Suisse First Boston Global High Yield Index is an unmanaged trader priced index that mirrors the public high-yield debt market.

                    Comparison of Distribution Policies and
                 Purchase, Exchange and Redemption Procedures

   The Acquired Portfolios and the Acquiring Portfolios have the same Distribution Procedures, Purchase Procedures, Exchange Rights and Redemption Procedures as discussed in the "Additional Information About Equitable and the Advisers" section below.

   The Acquired Portfolios and the Acquiring Portfolios have the same procedures for purchasing shares. Each of the Portfolios offers its shares to the Separate Accounts. Shares of each of the Portfolios are offered and redeemed at their net asset value without any sales load.

               Tax Consequences of the Proposed Reorganizations

   As a condition to the consummation of each Reorganization, each Trust will receive an opinion from Kirkpatrick & Lockhart LLP, counsel to each Trust, to the effect that, with respect to each Reorganization, no gain or loss will be recognized by the Acquired Portfolio, the Acquiring Portfolio or the Shareholders as a result of the Reorganization. The holding period for and the aggregate tax basis in an Acquiring Portfolio's shares a Shareholder receives pursuant to a Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in, respectively, the Acquired Portfolio's shares the Shareholder holds immediately prior to the Reorganization (provided the Shareholder holds the shares as a capital asset on the date of the Reorganization). Also, an Acquiring Portfolio's holding period for and tax basis in the assets an Acquired Portfolio transfers to it will, in each instance, include the Acquired Portfolio's holding period for, and be the same as the Acquiring Portfolio's tax basis in, respectively, those assets immediately prior to the Reorganization. The Trusts believe that there will be no adverse tax consequences to the Contractowners as a result of the Reorganizations.

   Please see the "Federal Income Tax Consequences of the Proposed Reorganizations" section below for further information.

                     COMPARISON OF PRINCIPAL RISK FACTORS

   Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more money you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors.

   There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value.

   Each Acquiring Portfolio has the same risk profile as the corresponding Acquired Portfolio and is subject to the same principal risks. The following tables indicate the principal risks of each Portfolio. However, other factors may also affect each Portfolio's net asset value. Each risk is explained in more detail in the discussion following the tables.

                            Principal Risks of the
                        AXA Aggressive Equity Portfolio
--------------------------------------------------------------------------------
                               Derivatives Risk

                                  Equity Risk

                  Foreign Investing and Emerging Markets Risk

                             Investment Style Risk

                             Issuer-Specific Risk

                                Liquidity Risk

                                  Market Risk

                           Portfolio Management Risk

                      Small- and Mid-Capitalization Risk


                            Principal Risks of the
                           AXA High Yield Portfolio
--------------------------------------------------------------------------------
                              Credit/Default Risk

                                 Currency Risk

                               Derivatives Risk

                  Foreign Investing and Emerging Markets Risk

                              Interest Rate Risk

                             Issuer-Specific Risk

                                Liquidity Risk

                            Loan Participation Risk

                          Lower-Rated Securities Risk

                                  Market Risk

               Mortgage-Backed and Asset Backed Securities Risk

                           Portfolio Management Risk

                            Securities Lending Risk


   Credit/Default Risk. The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer's creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market of the bond. The AXA High Yield Portfolio currently will invest more than 5% of its assets in lower rated bonds.

   Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

   Derivatives Risk. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

   Equity Risk. Stocks and other equity securities generally fluctuate in value more than bonds.

   Foreign Investing and Emerging Markets Risk. The value of a Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

   Interest Rate Risk. The risk of market losses attributable to changes in interest rates. When interest rates decline, the value of a Portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

   Investment Style Risk. The Advisers primarily use a particular style or set of styles -- in this case "growth" styles -- to select investments for a Portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of a Portfolio's share price.

   Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. A Portfolio could lose all of its investment in a company's securities.

   Liquidity Risk. The risk that exists when particular investments are difficult or impossible to purchase or sell. A Portfolio's investment in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

   Loan Participation Risk. A Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that, under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender.

   Market Risk. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

   Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility.

   Portfolio Management Risk. The risk that the strategies used by a Portfolio's Advisers and their securities selections fail to produce the intended result.

   Portfolio Turnover Risk. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

   Securities Lending Risk. For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Advisers, the consideration to be earned from such loans would justify the risk.

   Small- and Mid-Capitalization Risk. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

   The Portfolios also are subject to the following additional risks, as indicated below:

   Information Risk. The risk that key information about a security is inaccurate or unavailable.

   Leverage Risk. The risk associated with securities or practices (e.g., borrowing) that multiply small price movements into large changes in value.

   Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

   Political Risk. The risk of losses directly attributable to government or political actions.

   Special Situations Risk. The AXA Aggressive Equity Portfolio may use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce the expected gains or produce a loss for the Portfolio.

   Valuation Risk. The risk that a Portfolio has valued certain securities at a higher price than it can sell them for.

                     INFORMATION ABOUT THE REORGANIZATION

                       Terms of the Reorganization Plan

   The following summary of the Reorganization Plan is qualified in its entirety by reference to the form of Reorganization Plan attached to this Proxy Statement/Prospectus as Appendix A. The Reorganization Plan provides that each Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and its assumption of the Acquired Portfolio's liabilities. Subject to the satisfaction of the conditions described below, the Reorganizations will take place at the close of business on August 15, 2003 ("Merger Date"), or later date determined by the Trusts. The Acquiring Portfolio, with respect to each Reorganization, will issue to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Portfolio Shares equal to the number of full and fractional Class IA Acquired Portfolio Shares then outstanding and (ii) Class B Acquiring Portfolio Shares equal to the number of full and fractional Class IB Acquired Portfolio Shares then outstanding, and assume the liabilities of the Acquired Portfolio.

   The number of full and fractional Class A or Class B shares of an Acquiring Portfolio received with respect to a Contractowner whose Contract values are invested in shares of the corresponding Acquired Portfolio will be equal in value to those Acquired Portfolio Shares immediately after the close of business (4 p.m., Eastern Time) on the Merger Date. As promptly as practicable after the Merger Date, each Acquired Portfolio will terminate and distribute to the Shareholders, by class, the Acquiring Portfolio Shares received by the Acquired Portfolio in the Reorganization. After such distribution, the EQ Trust will take all necessary steps under Delaware law, its Amended and Restated Agreement and Declaration of Trust and any other applicable law to effect a complete dissolution of each Acquired Portfolio.

   The Board of the EQ Trust, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Independent Trustees"), has determined, with respect to each Acquired Portfolio, that the interests of Contractowners whose Contract values are invested in Class IA or Class IB shares of the Acquired Portfolio will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio.

   The Reorganization Plan may be terminated with respect to either Reoganization, and either Reorganization may be abandoned, at any time prior to its consummation, before or after approval by the Contractowners of the applicable Acquired Portfolio, if circumstances develop that, in either Board's opinion, make proceeding with the Reorganization inadvisable. The Reorganization Plan provides that each Trust may waive compliance with any of the conditions made therein for the benefit of its Portfolios, other than the requirements that (i) the Reorganization Plan be approved by the Shareholders of each Acquired Portfolio and (ii) each Trust receive the opinion of its counsel that each Reorganization contemplated by that Plan will constitute a tax-free reorganization for federal income tax purposes.

   The expenses of each Reorganization, including the cost of a proxy soliciting agent that has been retained, will be borne by the Manager. The cost of the proxy has been estimated at $750,000. Approval of the Reorganization Plan with respect to a Reorganization will require the vote of a majority of the shares of the participating Acquired Portfolio voted at the Special Meeting. If the Reorganization Plan is not approved by the Shareholders of an Acquired Portfolio or is not consummated for any other reason, the Board of the EQ Trust will consider other possible courses of action for that Acquired Portfolio. Please see the "Voting Information" section below for more information.

                  Description of the Securities to be Issued

   The Shareholders of each Acquired Portfolio will receive shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plan as described above. Each such share will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

   The AXA Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Agreement and Declaration of Trust authorizes the Board of the AXA Trust to issue shares in different series. In addition, the Agreement and Declaration of Trust authorizes the Board of the AXA Trust to create new series and to name the rights and preferences of the shareholders of each of the series. The Board of the AXA Trust does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders' rights and preferences. Each Acquired Portfolio is a series of the EQ Trust and each Acquiring Portfolio is a series of the AXA Trust.

   Each Trust currently offers two classes of shares (Class IA and Class IB shares for the EQ Trust and Class A and Class B shares for the AXA Trust), which differ only in that the Class IB shares of the EQ Trust and the Class B shares of the AXA Trust are each subject to a distribution plan adopted and administered pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Class IA shares of the EQ Trust are substantially similar to Class A shares of the AXA Trust and Class IB shares of the EQ Trust are substantially similar to Class B shares of the AXA Trust. Each Distribution Plan provides that each of the Acquired Portfolios and the Acquiring Portfolios may pay annually up to 0.50% of the average daily net assets attributable to their respective Class IB or Class B shares for activities primarily intended to result in the sale of such shares. However, under each of the EQ Trust's and the AXA Trust's distribution agreements with respect to the Class IB shares and Class B shares ("Distribution Agreements"), respectively, payments to the distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of the average daily net assets of a Portfolio attributable to such shares.

                        Reasons for the Reorganizations

   The primary purpose of the Reorganizations is to realign the investment options offered by the EQ Trust and the AXA Trust to facilitate the marketing and sale of shares of the Portfolios involved in the Reorganizations, potentially resulting in improved cash flow and growth in assets.

   At a meeting of the Board of the EQ Trust held on May 9, 2003, the Manager reported to the Board that it had undertaken an extensive review of whether the best interests of Contractowners with amounts allocated to an Acquired Portfolio would be served by continuing to operate that Portfolio as a series of the EQ Trust. The Manager reminded the Board that the AXA Trust had commenced operations in January 2002 and that the AXA Trust served as the Manager's primary platform for offering multi-advised portfolios (i.e., portfolios with more than one Adviser). The Manager also noted that it had expended considerable resources to promote the AXA Trust portfolios as the multi-adviser investment options and that the portfolios in the AXA Trust had experienced encouraging growth of assets during the short period of time they have been in existence.

   The Manager then noted that the EQ Aggressive Stock Portfolio experienced net cash outflows of $265.2 million in 2002 and $261.5 million in 2001. The Manager also noted that this trend has continued in 2003 with the Portfolio experiencing net cash outflows of $39.1 million during the first quarter of this year. The Manager then reminded the Board of its previous proposals to enhance investment results and attract assets to the Portfolio, including the Portfolio's conversion to a multi-advised portfolio, with four Advisers currently.

   The Manager also noted that, although the EQ High Yield Portfolio, which was converted to a multi-advised portfolio in 2002, experienced net cash inflows of $73.3 million during the first quarter of 2003, $41.1 million in 2002 and $3.6 million in 2001, it would be difficult to market the Portfolio effectively if all of the Manager's other multi-advised portfolios were offered through the AXA Trust. Thus, the Manager noted its belief that the AXA Trust is a better fit for all of the multi-advised investment options that are available in its insurance products, including each of the Acquired Portfolios, and that including all of the multi-advised portfolios in the AXA Trust would facilitate its marketing efforts, potentially leading to improved cash flow and growth in assets of the Portfolios.

   The Manager informed the Board that the investment objectives of each Acquired Portfolio and its corresponding Acquiring Portfolio are identical and that there are no significant differences between the policies and strategies of each Acquired Portfolio and its corresponding Acquiring Portfolio, except that the AXA Aggressive Equity Portfolio invests at least 80% of its net assets in equity securities, while the EQ Aggressive Stock Portfolio invests at least 80% of its net assets in stocks. The Manager also informed the Board that the Advisers and portfolio managers currently responsible for managing each Acquired Portfolio's assets would manage the corresponding Acquiring Portfolio's assets after the Reorganizations.

   The Manager also informed the Board that the total annual expense ratio of each class of shares of each Acquiring Portfolio is higher than that of the corresponding class of shares of the relevant Acquired Portfolio. The Manager noted that the higher expense ratios are primarily due to the higher administration fee that it charges for providing administrative services to the Acquiring Portfolios. The Manager explained its belief that the higher administration fee is appropriate given the higher costs and greater complexity associated with the administrative function for a multi-advised portfolio and is consistent with the fees charged to the other multi-advised portfolios of the AXA Trust. The Manager then described the services provided under its administration agreement with the AXA Trust, on behalf of the Acquiring Portfolios, which include, among others, daily valuation of Portfolio assets, daily calculation of net asset value for the Portfolios, financial and tax reporting services and compliance monitoring services for each Portfolio and each separately managed portion thereof.

   The Manager pointed out that, when the Acquired Portfolios were converted to multi-advised portfolios, there was no corresponding increase in the administration fees charged to the Acquired Portfolios, notwithstanding the material increased costs associated with administering multi-advised portfolios. The Manager noted its belief that the Reorganizations would establish fees that are reasonable in relation to the services rendered to multi-advised portfolios and internally consistent for all of the multi-advised investment options that are available in the Manager's insurance products. The Manager also provided information about total expense ratios and administration fees of other multi-advised portfolios and noted that they generally were higher than for the Acquiring Portfolios. The Manager noted that if the Acquired Portfolios remain as portfolios of the EQ Trust, it would propose an increase in the Portfolios' administration fees due to the higher costs of administering them as multi-advised portfolios. The Manager explained its belief, however, that this would not have accomplished the goal of realigning the investment options it offers to facilitate marketing and sale of shares of the Portfolios. The Manager also provided, and the Board reviewed, information showing the annualized operating expenses of each class of shares of each Acquired Portfolio, and the pro forma annualized operating expenses of each class of shares of the corresponding Acquiring Portfolio.

   The Manager then reviewed with the Board the terms and conditions of the Reorganization Plan, noting that each of the Reorganizations would be tax-free to the applicable Acquired Portfolio and Contractowners with amounts allocated to that Portfolio. The Manager also noted that the interests of the Shareholders and Contractowners would not be diluted by the Reorganizations because the Reorganizations would be effected on the basis of each participating Portfolio's net asset value. The Manager further noted that it would bear the costs of each of the Reorganizations. The Manager then proposed that the Board approve the Reorganizations.

   In determining whether to approve the Reorganization Plan with respect to each of the Reorganizations and recommend its approval to the Contractowners, the Board of the EQ Trust, including the Independent Trustees (with the advice and assistance of independent legal counsel), inquired into a number of matters and considered the following factors, among others: (1) the effect of the Reorganization on each Acquired Portfolio's annual operating expenses and Contractowner costs; (2) the substantial identity of the investment objectives, policies and strategies of the Acquired Portfolio and the corresponding Acquiring Portfolio; (3) the direct or indirect federal income tax consequences of the Reorganization to Contractowners; (4) the terms and conditions of the Reorganization Plan and whether the Reorganizations would result in dilution of Contractowner interests; (5) the potential benefits of the Reorganizations to other persons, including the Manager and its affiliates; (6) the potential benefits of the proposed Reorganizations to the shareholders of the Acquired Portfolios; and (7) possible alternatives to the Reorganizations. The Board also noted that the Manager would bear the costs of each of the Reorganizations.

   In reaching the decision to recommend approval of each Reorganization, the Board of the EQ Trust, including the Independent Trustees, concluded that the participation of each Acquired Portfolio in its Reorganization is in the best interests of the Acquired Portfolio and those Contractowners with amounts allocated to the Acquired Portfolio, and that the interests of those Contractowners will not be diluted as a result of the transaction. The Board's conclusion as to each Reorganization was based on a number of factors, including the following:

   . The Reorganization will permit the Contractowners whose contract values are invested in an Acquired Portfolio to pursue the same investment objectives using substantially similar investment policies and strategies immediately following consummation of the Reorganization;

   . The management of each Acquiring Portfolio is the same as that of the Acquired Portfolio;

   .  The Reorganization will not have adverse tax results to Contractowners;

   . The Manager's assessment that the proposed Reorganization will facilitate the marketing and sale of shares of the Portfolios involved in the Reorganization, potentially resulting in better cash flow into the Portfolios and lower expenses through economies of scale; and

   . The higher total expense ratios and administration fees of the Acquiring Portfolios are reasonable in view of the services provided and the expenses incurred by the Manager in providing administrative services to the Portfolios.

   On the basis of the information provided to it and its evaluation of that information, the Trustees, including the Independent Trustees, voted unanimously to approve the Reorganizations and to recommend that the Contractowners with amounts allocated to each Acquired Portfolio also approve the Reorganizations.

        Federal Income Tax Consequences of the Proposed Reorganizations

   Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

   As a condition to the consummation of each Reorganization, each Trust will receive an opinion from Kirkpatrick & Lockhart LLP, counsel to each Trust, to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Trust, for federal income tax purposes, with respect to each Reorganization: (1) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1) of the Code), and the Acquired Portfolio and the Acquiring Portfolio participating therein each will be a "party to a reorganization" within the meaning of section 368(b) of the Code; (2) neither the Acquired Portfolio nor the Acquiring Portfolio will recognize gain or loss on the Reorganization; (3) the Shareholders will not recognize any gain or loss on the constructive exchange of their Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) the holding period for, and the aggregate tax basis in, the Acquiring Portfolio Shares a Shareholder receives pursuant to the Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares the Shareholder holds immediately prior to the Reorganization (provided the Shareholder holds the shares as a capital asset on the Merger Date); and (5) the Acquiring Portfolio's holding period for and tax basis in the assets the Acquired Portfolio transfers to it will, in each instance, include the Acquired Portfolio's holding period for, and be the same as the Acquiring Portfolio's tax basis in, those assets immediately prior to the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the participating Portfolios or a Shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   The foregoing description of the federal income tax consequences of the Reorganizations does not take into account the particular circumstances of any Contractowner. If a Reorganization fails to meet the requirements of section 368(a), a Shareholder could recognize a gain or loss on the transaction. Contractowners are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

  Rights of Shareholders of the Acquired Portfolios and Acquiring Portfolios

   There are no material differences between the rights of a Shareholder of the Acquired Portfolios and the rights of a Shareholder of the Acquiring Portfolios. Each Trust is a Delaware statutory trust registered as an open-end management investment company. In addition, the provisions of the governing documents of each Trust are substantially similar in all material respects. You should refer to the EQ Trust's Prospectus and SAI dated May 1, 2003 and the AXA Trust's SAI dated June 16, 2003 for further information.

                                Capitalization

   The following tables show the capitalization of each Acquired Portfolio as of December 31, 2002 and each Acquiring Portfolio on a pro forma combined basis as of that date, giving effect to the proposed acquisition by each Acquiring Portfolio of the assets and liabilities of the relevant Acquired Portfolio at net asset value. Each Acquiring Portfolio is newly organized and has not had any investment operations of its own as of the date of this Proxy Statement/Prospectus. Accordingly, each Acquiring Portfolio's capitalization immediately after the Reorganization will be equivalent to the relevant Acquired Portfolio's capitalization before the Reorganization, as reflected in the tables below.

                                          Net Assets   Net Asset Value   Shares
                                         (in millions)    Per Share    Outstanding
                                         ------------- --------------- -----------
EQ Aggressive Stock Portfolio --
  Class IA..............................    $1,333         $16.29      81,890,967
EQ Aggressive Stock Portfolio --
  Class IB..............................    $  147         $16.16       9,088,653
EQ Aggressive Stock Portfolio --
  Class IA and Class IB combined........    $1,480         $16.28      90,969,620
Pro Forma -- AXA Aggressive Equity
  Portfolio Including EQ Aggressive
  Stock Portfolio -- Class A............    $1,333         $16.29      81,890,967
Pro Forma -- AXA Aggressive Equity
  Portfolio Including EQ Aggressive
  Stock Portfolio -- Class B............    $  147         $16.16       9,088,653
Pro Forma -- AXA Aggressive Equity
  Portfolio Including EQ Aggressive
  Stock Portfolio -- Class A and Class B
  combined..............................    $1,480         $16.28      90,969,620

                                         Net Assets   Net Asset Value   Shares
                                        (in millions)    Per Share    Outstanding
                                        ------------- --------------- -----------
EQ High Yield Portfolio -- Class IA....     $234           $4.82       48,582,303
EQ High Yield Portfolio -- Class IB....     $331           $4.79       69,011,552
EQ High Yield Portfolio -- Class IA and
  Class IB combined....................     $565           $4.80      117,593,855
Pro Forma -- AXA High Yield Portfolio
  Including EQ High Yield Portfolio --
  Class A..............................     $234           $4.82       48,582,303
Pro Forma -- AXA High Yield Portfolio
  Including EQ High Yield Portfolio --
  Class B..............................     $331           $4.79       69,011,552
Pro Forma -- AXA High Yield Portfolio
  Including EQ High Yield Portfolio --
   Class A and Class B combined........     $565           $4.80      117,593,855

           ADDITIONAL INFORMATION ABOUT EQUITABLE AND THE PORTFOLIOS

                 Information About Equitable and the Advisers

   Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of each Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

   As Manager of the AXA Trust, Equitable is responsible for the general management and administration of the Trusts and the Portfolios, including the selection of

Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to ensure that investment activities remain consistent with the Portfolios' investment style and objectives.

   Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager also performs annual due diligence reviews with each Adviser.

   In its capacity as manager, Equitable obtains detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations, which it uses to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

   The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. Equitable may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Board. The Manager also has discretion to allocate a Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Board based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Board of each Trust to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Board of the relevant Trust, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with any of its "affiliated persons" (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.

   Alliance Capital Management L.P. ("Alliance Capital"), located at 1345 Avenue of the Americas, New York, New York 10105, serves as an Adviser to each of the Acquiring and Acquired Portfolios. Alliance Capital, a limited partnership, is indirectly owned by the Manager. As of December 31, 2002, Alliance Capital had approximately $386 billion in assets under management.

      Investment decisions for EQ Aggressive Stock Portfolio and AXA Aggressive Equity Portfolio are made by a team of employees at Alliance Capital, including employees from its Bernstein Investment Research and Management unit.

      Michael Snyder is responsible for the day-to-day management of the Alliance Capital portion of the EQ High Yield Portfolio and the AXA High Yield Portfolio. Mr. Snyder joined Alliance Capital in 2001 as a member of the EQ High Yield Portfolio Management team and is a Senior Vice President of Alliance Capital. Prior to joining Alliance Capital, Mr. Snyder was a Managing Director at Donaldson, Lufkin and Jenrette and Bear Stearns & Co., where he founded and directed the high yield asset management group.

   Marsico Capital Management LLC ("Marsico"), located at 1200 17/th/ Street, Denver, Colorado 80202, serves as an Adviser to EQ Aggressive Stock Portfolio and AXA Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2002, Marsico had approximately $14.77 billion in assets under management.

      Thomas F. Marsico and James A. Hillary are principally responsible for the day-to-day management of the EQ Aggressive Stock Portfolio's and AXA Aggressive Equity Portfolio's assets allocated to Marsico. Mr. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Mr. Hillary is a portfolio manager and senior analyst with Marsico. He has been with Marsico since 1997.

   MFS Investment Management ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as an Adviser to EQ Aggressive Stock Portfolio and AXA Aggressive Equity Portfolio. MFS is a subsidiary of Sun Life (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

      A team of investment professionals of MFS is responsible for the day-to-day management of the portion of the EQ Aggressive Stock Portfolio's and AXA Aggressive Equity Portfolio's assets allocated to MFS.

   Pacific Investment Management Company LLC ("PIMCO"), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as an Adviser to EQ High Yield Portfolio and AXA High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America, L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.

      The day-to-day investments for that portion of EQ High Yield Portfolio's and AXA High Yield Portfolio's assets allocated to PIMCO will be made by a team led by Raymond Kennedy. Mr. Kennedy, a Managing Director of PIMCO, joined PIMCO in 1996 as a portfolio manager.

   Provident Investment Counsel, Inc. ("Provident"), located at 300 North Lake Avenue, Pasadena, California 91101, serves as an Adviser to EQ Aggressive Stock Portfolio and AXA Aggressive Equity Portfolio. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2002, Provident had approximately $4.9 billion in assets under management.

      A team of investment professionals of Provident is primarily responsible for the day-to-day management of the portion of the EQ Aggressive Stock Portfolio's and AXA Aggressive Equity Portfolio's assets allocated to Provident.

Management Fees

   The AXA Aggressive Equity Portfolio and the AXA High Yield Portfolio each pay a fee to the Manager for management services. The AXA Aggressive Equity Portfolio pays a management fee at a maximum annual rate of 0.650% of the average net assets of the Portfolio. The AXA High Yield Portfolio pays a management fee at a maximum annual rate of 0.600% of the average net assets of the Portfolio.

   The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. For certain administrative services, in addition to the management fee, the AXA Aggressive Equity Portfolio and the AXA High Yield Portfolio each pay Equitable a fee at an annual rate of 0.15% of the Portfolio's total average net assets plus $35,000 and an additional $35,000 per portion of the Portfolio for which separate admininstrative services are provided (e.g., portions of the Portfolio allocated to a separate Adviser and/or managed in a discrete style).

                      Distribution Plan and Distributions

   The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

   The AXA Trust offers two classes of shares on behalf of each Acquiring
Portfolio: Class A shares and Class B shares. The shares are offered and redeemed at their net asset value without any sales load. AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") serve as the distributors for each class of shares of each Trust. AXA Advisors and AXA Distributors are affiliates of the Manager. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

   The AXA Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the AXA Trust's Class B shares. Under the Distribution Plan with respect to the AXA Trust, the Class B shares of the AXA Trust pay each of the distributors an annual fee of up to 0.50% (currently limited to 0.25%) of each Acquiring

Portfolio's average daily net assets to compensate them for promoting, selling and servicing shares of the Acquiring Portfolios. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 Purchase, Exchange and Redemption Procedures

   The Portfolios have the same procedures for purchasing and selling shares. Each Acquiring Portfolio offers its shares to the Separate Accounts. Shares of each of each Acquiring Portfolio are purchased and sold at their net asset value without any sales load.

   The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Acquiring Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

   The AXA Trust may suspend the right of redemption or postpone payment for more than 7 days when the NYSE is closed (other than a weekend or holiday), trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. An Acquiring Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital when it is detrimental for that Portfolio to make cash payments as determined in the sole discretion of the Manager.

   The Acquiring Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Acquiring Portfolios. These kinds of strategies and transfer activities are disruptive to the Acquiring Portfolios. If the AXA Trust determines that your transfer patterns involving an Acquiring Portfolio are disruptive to that Portfolio, it may, among other things, restrict the availability of personal telephone requests, fax transmissions, automated telephone services, Internet services or any electronic transfer services. The AXA Trust may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

   The AXA Trust currently considers transfers into and out of (or vice versa) an Acquiring Portfolio within a five-business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, the Trust monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Acquiring Portfolio, and it takes appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when the Trust considers the activity of owners to be disruptive. The Trust currently gives additional individualized notice, to owners who have engaged in such activity, of its intention to restrict such services. However, the Trust may not continue to give such individualized notice. The Trust may also, in its sole discretion and without further notice, change what it considers disruptive transfer activity, as well as change their procedures to restrict this activity.

                             How Assets are Valued

   "Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula for each class of shares:

                         Total market         Cash and other
    Net Asset Value = value of securities +       assets     -   Liabilities
                      ------------------------------------------------------
                                 Number of shares outstanding

   The net asset value of Portfolio shares is determined according to this schedule:

   . A share's net asset value is determined as of the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time.

   . The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

   . A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

   Generally, portfolio securities are valued as follows:

   . Equity securities -- most recent sales price or, if there is no sale, latest available bid price.

   . Debt securities (other than short-term obligations) -- based upon pricing service valuations.

   . Short-term obligations -- amortized cost (which approximates market value).

   . Securities traded on foreign exchanges -- most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of the Trust at the close of regular trading on the NYSE.

   . Options -- last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

   . Futures -- last sales price or, if there is no sale, latest available bid price.

   . Other Securities -- other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of the Trust.

   Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for a Portfolio when the Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

   The effect of fair value pricing as described above is that securities may not be priced on the basis of the last sales price or even quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of the Trust believes accurately reflects fair value. This policy is intended to assure that each Portfolio's net asset value fairly reflects security values as of the time of pricing.

       Tax Consequences of Buying, Selling and Holding Portfolio Shares

   Each Acquiring Portfolio, like the corresponding Acquired Portfolio, is treated as a separate entity and intends to continue to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are not taxed at the entity (portfolio) level to the extent they pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the AXA Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if it has any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, a portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce the investment performance of the portfolio.

   It is important for each Acquiring Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for those accounts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through an Acquiring Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager of the AXA Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

   Contractowners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

                             FINANCIAL HIGHLIGHTS

   Each Acquiring Portfolio is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. The Annual Report to Shareholders of EQ Trust, with respect to the Acquired Portfolios, dated December 31, 2002, which includes the financial statements and financial highlights of the Acquired Portfolios for the periods indicated therein, has been incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, independent public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                              VOTING INFORMATION

                                 Voting Rights

   Contractowners with amounts allocated to EQ Aggressive Stock Portfolio and/or EQ High Yield Portfolio at the close of business on June 2, 2003 ("Record Date") will be entitled to be present and give voting instructions for the Portfolio at the Special Meeting with respect to shares attributable to their Contracts as of the Record Date.

   Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by the Shareholders at the Special Meeting will be counted by persons appointed as inspectors of election for the Special Meeting. As of the Record Date, there were 78,450,753 Class IA shares and 9,209,319 Class IB shares of the EQ Aggressive Stock Portfolio issued and outstanding and 51,211,159 Class IA shares and 97,988,498 Class IB shares of the EQ High Yield Portfolio issued and outstanding. Equitable held approximately 99% of those shares.

                           Required Shareholder Vote

   Approval of each Reorganization Plan requires the vote of a majority of the shares of the Acquired Portfolio voted at the Special Meeting. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If a Contractowner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Special Meeting for purposes of determining a quorum.

   To the knowledge of each Trust, as of the Record Date, no current Trustee owned 1% or more of the outstanding shares of either Acquiring Portfolio or either Acquired Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of either Acquiring Portfolio or either Acquired Portfolio.

   Equitable may be deemed to be a control person of the EQ Trust and the AXA Trust by virtue of its direct or indirect ownership of approximately 99% of the EQ

Trust's shares and 100% of the AXA Trust's shares as of the Record Date. As of the Record Date, no person owned beneficially or of record 5% or more of the outstanding shares of any class of either Acquiring Portfolio or either Acquired Portfolio.

                      Solicitation of Voting Instructions

   Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about June 17, 2003. In addition to the solicitation of voting instructions by mail, officers, agents and employees of the Shareholders and EQ Trust and its affiliates, without additional compensation, may solicit voting instructions in person or by telephone, telegraph, fax, or oral communication.

   Each Shareholder will vote the shares for which it receives timely voting instructions from Contractowners in accordance with those instructions. Each Shareholder will vote shares attributable to Contracts for which it is the Contractowner "FOR" each proposal. Shares in each investment division of a Separate Account for which a Shareholder receives no timely voting instructions from Contractowners, or that are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable "FOR" or "AGAINST" approval of the proposals, or as an abstention, in the same proportion as the shares for which Contractowners (other than the Shareholder) have provided voting instructions to the Shareholder.

   Voting instructions executed by a Contractowner may be revoked at any time prior to a Shareholder voting the shares represented thereby by the Contractowner providing the Shareholder with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholder with proper later-dated voting instructions by telephone or by the Internet. In addition, any Contractowner who attends the Special Meeting in person may provide voting instructions by voting instruction card at the Special Meeting, thereby canceling any voting instruction previously given. Proxies executed by a Shareholder may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet. The EQ Trust expects that information statements and voting instruction cards, prepared for use by the Shareholders of EQ Aggressive Stock Portfolio and/or EQ High Yield Portfolio, as well as this Proxy Statement/Prospectus, will be mailed to the Contractowners by the Shareholders on or about June 17, 2003 in order to obtain voting instructions from the Contractowners.

   Each Shareholder will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, each Shareholder intends to vote "FOR" the applicable proposal(s) and may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

                              Proxy Solicitation

   The cost of the Special Meeting, including the cost of solicitation of proxies and voting instructions (estimated at $750,000), will be borne by the Manager. The EQ Trust has engaged the services of ALAMO direct ("Alamo") to assist it in the solicitation of proxies for the Special Meeting. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, personal interview by officers or agents of the Trusts or the Internet. Alamo will be paid approximately $20,000 for proxy solicitation services. Contractowners can provide voting instructions: (1) by Internet at our website at https://vote.proxy-direct.com (2) by telephone at 1-866-235-4258; (3) by fax at 1-888-796-9932; or (4) by mail, with the enclosed voting instruction card.

                                  Adjournment

   If sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. Each Shareholder will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the Proposal. Each Shareholder will vote against the adjournment those proxies required to be voted against the Proposal. The Manager will pay the costs of any additional solicitation and any adjourned session.

                                 Other Matters

   The EQ Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

   The EQ Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the EQ Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

   THE BOARD OF EQ TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT CONTRACTOWNERS INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" THE REORGANIZATION. IF EXECUTED BUT UNMARKED VOTING INSTRUCTIONS ARE RECEIVED, THE SHAREHOLDERS WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS IN FAVOR OF THE REORGANIZATION.

                                  APPENDIX A

                             FORM OF AGREEMENT AND
                    PLAN OF REORGANIZATION AND TERMINATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of this 12th day of August, 2003, by and among AXA Premier VIP Trust, a Delaware statutory trust ("Acquiring Trust"), on behalf of each of its segregated portfolios of assets ("series") listed on Schedule A to this Agreement ("Schedule A"), EQ Advisors Trust, a Delaware statutory trust ("Acquired Trust"), on behalf of its series listed on Schedule A, and, solely for purposes of paragraph 6, The Equitable Life Assurance Society of the United States ("Equitable"). (Each such series listed on Schedule A under the heading "Acquiring Portfolios" is a series of the Acquiring Trust and is referred to herein as an "Acquiring Portfolio" and each such series listed thereon under the heading "Acquired Portfolios" is a series of the Acquired Trust and is referred to herein as an "Acquired Portfolio" and all such series are sometimes referred to herein individually as a "Portfolio" and collectively as the "Portfolios." The Acquiring Trust and the Acquired Trust are sometimes referred to herein individually as a "Trust" and collectively as the "Trusts.")

   The Acquired Trust sells, and the Acquiring Trust will sell, common shares of beneficial interest, $0.01 par value per share, in its respective Portfolios ("shares") to separate accounts of certain insurance companies. The Acquired Portfolios are, and the Acquiring Portfolios will be, an underlying investment option for those separate accounts, which fund certain variable annuity contracts and/or variable life insurance policies issued by those companies ("Contracts"). Shares of the Acquired Portfolios are held entirely by separate accounts of Equitable, The Prudential Insurance Company of America, Integrity Life Insurance Company, American General Life Insurance Company, and Transamerica Occidental Life Insurance Company ("Insurance Companies") (collectively, "Separate Accounts"). Under applicable law, the assets of all such accounts (i.e., the shares of the Portfolios) are the property of the respective Insurance Companies (which are the owners of record of those shares) and are held for the benefit of the Contract holders.

   Each Trust wishes to effect two separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). Each reorganization will involve an Acquired Portfolio's changing its identity -- by converting from a series of the Acquired Trust to a series of the Acquiring Trust -- by transferring all its assets to the Acquiring Portfolio listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing the Acquired Portfolio's business) in exchange solely for shares in that Acquiring Portfolio, that Acquiring Portfolio's assumption of all that Acquired Portfolio's liabilities, and the distribution of those shares to the Separate Accounts in complete liquidation of the Acquired Portfolio (all the foregoing transactions involving each Acquired Portfolio and its corresponding Acquired Portfolio being referred to herein collectively as a

"Reorganization"), all on the terms and conditions hereinafter set forth in this Agreement. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Agreement will refer only to a single Reorganization, one Acquired Portfolio, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

   The Trustees of each Trust have determined that participation in the Reorganization is in the best interests of its respective Portfolio and that the interests of the existing shareholders of its respective Portfolio will not be diluted as a result of the Reorganization.

   The Acquired Portfolio's shares are divided into two classes, designated Class IA and Class IB shares ("Class IA Acquired Portfolio Shares" and "Class IB Acquired Portfolio Shares," respectively, and collectively, "Acquired Portfolio Shares"). The Acquiring Portfolio's shares will be divided into two classes, designated Class A and Class B shares ("Class A Acquiring Portfolio Shares" and "Class B Acquiring Portfolio Shares," respectively, and collectively, "Acquiring Portfolio Shares"). Each class of Acquiring Portfolio Shares will be substantially similar to the corresponding class of Acquired Portfolio Shares, i.e., the Acquired Portfolio's Class IA and Class IB shares correspond to Class A and Class B shares, respectively, of the Acquiring Portfolio.

1.  PLAN OF REORGANIZATION AND TERMINATION

   1.1 Subject to the requisite approval of the Acquired Portfolio's shareholders and the other terms and conditions herein set forth, the Acquired Portfolio shall assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall -

      (a) issue and deliver to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Portfolio Shares equal to the number of full and fractional Class IA Acquired Portfolio Shares then outstanding and (ii) Class B Acquiring Portfolio Shares equal to the number of full and fractional Class IB Acquired Portfolio Shares then outstanding; and

      (b) assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.

   Such transactions shall take place at the Closing (as defined in paragraph 2.1).

   1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property owned by the Acquired Portfolio (including all cash, securities, commodities, futures interests, interest and dividends receivable, claims and rights of action, rights to register shares under applicable securities laws, and books and records, and any deferred or prepaid expenses shown as an asset on its books) on the closing date provided for in paragraph 2.1 ("Closing Date") (collectively, "Assets").

   1.3 [The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.] The Acquiring Portfolio shall assume all liabilities, debts, obligations, and duties of whatever kind or nature of the Acquired Portfolio, whether absolute, accrued, contingent, or otherwise, known or unknown, existing on the Closing Date (collectively, "Liabilities").

   1.4 At the Closing, the Acquiring Portfolio shall redeem the Acquiring Portfolio Share issued pursuant to paragraph 5.7 for $1.00. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the Acquired Portfolio's account on the Acquiring Portfolio's books to open accounts on the Acquiring Portfolio's share records in the names of the Separate Accounts, by class (i.e., the account for a Separate Account that holds Class IA Acquired Portfolio Shares shall be credited with the number of full and fractional Class A Acquiring Portfolio Shares equal to the number of full and fractional Class IA Acquired Portfolio Shares that Separate Account held on the Closing Date, and the account for a Separate Account that holds Class IB Acquired Portfolio Shares shall be credited with the number of full and fractional Class B Acquiring Portfolio Shares equal to the number of full and fractional Class IB Acquired Portfolio Shares that Separate Account held on the Closing Date). All issued and outstanding Acquired Portfolio Shares shall simultaneously be canceled on its books. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

   1.5 Ownership of Acquiring Portfolio Shares shall be shown on the books of the Transfer Agent (as defined in paragraph 2.3).

   1.6 Any reporting responsibility of the Acquired Portfolio, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Acquired Portfolio's responsibility.

2.  CLOSING AND CLOSING DATE

   2.1 Unless the Trusts agree otherwise, the Closing Date shall be August 15, 2003, and all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time). The Closing shall be held at the Trusts' offices or at such other place as the Trusts agree.

   2.2 The Acquired Trust shall direct The JPMorgan Chase Bank, as custodian for the Acquired Portfolio ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the

Acquiring Portfolio within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act")) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

   2.3 The Acquired Trust shall direct Equitable, in its capacity as the Acquired Trust's transfer agent ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number and percentage ownership of outstanding Acquired Portfolio Shares owned by each Separate Account immediately prior to the Closing.

3.  REPRESENTATIONS AND WARRANTIES

   3.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to Acquiring Trust, on behalf of the Acquiring Portfolio, as follows:

      (a) The Acquired Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State thereof;

      (b) The Acquired Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of Closing;

      (c) The Acquired Portfolio is duly organized as a series of the Acquired Trust;

      (d) On the Closing Date, the Acquired Trust, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended ("1933 Act");

      (e) The Acquired Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material vio-lation of the Acquired Trust's Amended and Restated Agreement and Declaration of Trust ("Acquired Trust Declaration of Trust") or By-Laws (collectively, "Acquired Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquired Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

      (f) [All material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;]

      (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Trust with respect to the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Trust, on behalf of the Acquired Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Portfolio at December 31, 2002, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. Such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (i) Since December 31, 2002, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph, a decline in net asset value per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

      (j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (k) The Acquired Portfolio is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company ("RIC"), has complied (or will comply) with the applicable diversification requirements imposed by Subchapter L of the Code, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; the Acquired Portfolio will invest its assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

      (l) All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 2.3; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

      (m) The Acquired Portfolio incurred the Liabilities in the ordinary course of its business;

      (n) The Acquired Portfolio is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

      (o) During the five-year period ending on the Closing Date, (1) neither the Acquired Portfolio nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except for shares redeemed in the ordinary course of the Acquired Portfolio's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Portfolio Shares, other than normal, regular dividend distributions made pursuant to the Acquired Portfolio's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code; and

      (p) Not more than 25% of the value of the Acquired Portfolio's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

   3.2 The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Trust, on behalf of the Acquired Portfolio, as follows:

      (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State there;

      (b) The Acquiring Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of Closing;

      (c) Before the Closing Date, the Acquiring Portfolio will be duly organized as a series of the Acquiring Trust;

      (d) The Acquiring Portfolio has not commenced operations and will not do so until after the Closing;

      (e) Before the Closing Date, there will be no (1) issued and outstanding Acquiring Portfolio Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, (3) security convertible into any Acquiring Portfolio Shares, or (4) any other securities issued by it, except as provided in paragraph 5.7;

      (f) No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

      (g) The Acquiring Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquiring Trust's Agreement and Declaration of Trust ("Acquiring Trust Declaration of Trust") or By-Laws (collectively, "Acquiring Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

      (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threat-ened against the Acquiring Trust with respect to the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust, on behalf of the Acquiring Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Acquiring Portfolio will be a "fund" as defined in section 851(g)(2) of the Code, will meet the requirements of Subchapter M of the Code for qualification as a RIC, and will comply with the applicable diversification requirements imposed by Subchapter L of the Code for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

      (j) The Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Portfolio, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to the Separate Accounts pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

      (k) Following the Reorganization, the Acquiring Portfolio (1) will continue the Acquired Portfolio's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Acquired Portfolio's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, the Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

      (l) There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

      (m) During the five-year period ending on the Closing Date, neither the Acquiring Portfolio nor any person "related" (within the meaning of section

   1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares;

      (n) Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Portfolio's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

      (o) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Separate Accounts, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable by the Acquiring Trust.

   3.3 Each Trust, on behalf of its respective Portfolio, represents and warrants to the other Trust, on behalf of its respective Portfolio, as follows:

      (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for its execution or performance of this Agreement, except for (1) the Acquiring Trust's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

      (b) The fair market value of the Acquiring Portfolio Shares each Separate Account receives will be approximately equal to the fair market value of its Acquired Portfolio Shares it constructively surrenders in exchange therefor;

      (c) Its management (1) is unaware of any plan or intention of the Separate Accounts to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Portfolio Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Portfolio as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

      (d) The Separate Accounts will pay their own expenses, if any, incurred in connection with the Reorganization;

      (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

      (f) None of the compensation any Insurance Company receives as a service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the Acquired Portfolio Shares that Insurance Company (through its Separate Account(s)) held; none of the Acquiring Portfolio Shares any Insurance Company receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any Insurance Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

      (g) Neither Portfolio will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
   187) ("Reorganization Expenses");

      (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o) and 3.2(j) and (m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Portfolio on the Closing Date;

      (i) Immediately following consummation of the Reorganization, the Separate Accounts will own all the Acquiring Portfolio Shares and will own such shares solely by reason of their ownership of the Acquired Portfolio Shares immediately before the Reorganization; and

      (j) Immediately following consummation of the Reorganization, the Acquiring Portfolio will hold the same assets -- except for assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Acquired Portfolio held or was subject to immediately prior to the Reorganization, plus any liabilities for the Portfolios' expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Acquired Portfolio made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.  COVENANTS

   4.1 The Acquired Trust shall have called a meeting of the Acquired Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   4.2 The Acquired Trust covenants that the Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   4.3 The Acquired Trust covenants that it will assist the Acquiring Trust in obtaining information the latter Trust reasonably requests concerning the beneficial ownership of Acquired Portfolio Shares.

   4.4 The Acquired Trust covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to the Acquiring Trust at the Closing.

   4.5 Each Trust covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

   4.6 Each Trust covenants that it will, from time to time, as and when requested by the other Trust, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Trust deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Portfolio, title to and possession of all the Assets, and (b) the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   4.7 The Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

   4.8 Subject to this Agreement, each Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.  CONDITIONS PRECEDENT

   Each Trust's obligations hereunder shall be subject to (a) performance by the other Trust of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Trust contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the time of Closing, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

   5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Trust's Board of Trustees and shall have been approved by the Acquired Portfolio's shareholders in accordance with the Acquired Trust Governing Documents and applicable law.

   5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed necessary by either Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio's assets or properties, provided that either Trust may for itself waive any of such conditions.

   5.3 On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

   5.4 The Acquired Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to each Trust ("Counsel"), substantially to the effect that:

      (a) The Acquiring Portfolio is a duly established series of the Acquiring Trust, a statutory trust that is duly organized and validly existing under the laws of the State of Delaware with power under the Acquiring Trust Declaration of Trust to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

      (b) This Agreement (1) has been duly authorized, executed, and delivered by the Acquiring Trust on behalf of the Acquiring Portfolio and (2) assuming due authorization, execution, and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio, is a valid and legally binding obligation of the Acquiring Trust with respect to the Acquiring Portfolio, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

      (c) The Acquiring Portfolio Shares to be issued and distributed to the Separate Accounts under this Agreement, assuming their due delivery as contemplated hereby, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable by the Acquiring Trust;

      (d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Acquiring Trust Governing Documents or of any agreement (known to Counsel, without any independent inquiry or investigation) to which the Acquiring Trust (with respect to the Acquiring Portfolio) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Trust (with respect to the Acquiring Portfolio) is a party or by which it is bound, except as set forth in such opinion;

      (e) To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust on behalf of the Acquiring Portfolio of the transactions contemplated herein, except any obtained under the 1933 Act, the 1934 Act, and the 1940 Act and any required under state securities laws;

      (f) The Acquiring Trust is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

      (g) To Counsel's knowledge (without any independent inquiry or investigation), (1) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Acquiring Trust (with respect to the Acquiring Portfolio) or any of its properties or assets attributable or allocable to the Acquiring Portfolio and (2) the Acquiring Trust (with respect to the Acquiring Portfolio) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Portfolio's business, except as set forth in such opinion.

   In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   5.5 The Acquiring Trust shall have received an opinion of Counsel substantially to the effect that:

      (a) The Acquired Portfolio is a duly established series of the Acquired Trust, a statutory trust that is duly organized and validly existing under the laws of the State of Delaware with power under the Acquired Trust Declaration of Trust to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

      (b) This Agreement (1) has been duly authorized, executed, and delivered by the Acquired Trust on behalf of the Acquired Portfolio and (2) assuming due authorization, execution, and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio, is a valid and legally binding obligation of the Acquired Trust with respect to the Acquired Portfolio, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

      (c) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Acquired Trust Governing Documents or of any agreement (known to Counsel, without any independent inquiry or investigation) to which the Acquired Trust (with respect to the Acquired Portfolio) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquired Trust (with respect to the Acquired Portfolio) is a party or by which it is bound, except as set forth in such opinion;

      (d) To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust on behalf of the Acquired Portfolio of the transactions contemplated herein, except any obtained under the 1933 Act, the 1934 Act, and the 1940 Act and any required under state securities laws;

      (e) The Acquired Trust is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

      (f) To Counsel's knowledge (without any independent inquiry or investigation), (1) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Acquired Trust (with respect to the Acquired Portfolio) or any of its properties or assets attributable or allocable to the Acquired Portfolio and (2) the Acquired Trust (with respect to the Acquired Portfolio) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Portfolio's business, except as set forth in such opinion.

   In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   5.6 Each Trust shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

      (a) The Acquiring Portfolio's acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by the Acquired Portfolio's distribution of those shares to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, constructively in exchange for those shares, will qualify as a "reorganization" (as defined in section 368(a)(1) of the Code), and each Portfolio will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

      (b) The Acquired Portfolio will recognize no gain or loss on the transfer of the Assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio's assumption of the Liabilities or on the subsequent distribution of those shares to the Separate Accounts in constructive exchange for their Acquired Portfolio Shares;

      (c) The Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

      (d) The Acquiring Portfolio's basis in the Assets will be, in each instance, the same as the Acquired Portfolio's basis therein immediately before the Reorganization, and the Acquiring Portfolio's holding period for the Assets will include, in each instance, the Acquired Portfolio's holding period therefor;

      (e) A Separate Account will recognize no gain or loss on the constructive exchange of all its Acquired Portfolio Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization;

      (f) A Separate Account's aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the Separate Account held them as capital assets on the Closing Date; and

      (g) For purposes of section 381 of the Code, the Acquiring Portfolio will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Portfolio's taxable year, the Acquired Portfolio's tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Portfolio as if there had been no Reorganization, and the part of the Acquired Portfolio's taxable year before the Reorganization will be included in the Acquiring Portfolio's taxable year after the Reorganization.

   Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Separate Account with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   5.7 Before the Closing, the Acquiring Trust's Board of Trustees shall have authorized the issuance of, and the Acquiring Portfolio shall have issued, one Acquiring Portfolio Share to Equitable or an affiliate thereof in consideration of the payment of $1.00 to vote on the management contract and distribution plan referred to in paragraph 5.8.

   5.8 The Acquiring Trust (on behalf of and with respect to the Acquiring Portfolio) shall have entered into, or adopted, as appropriate, a management contract, distribution plan pursuant to Rule 12b-1 under the 1940 Act and other agreements and plans necessary for the Acquiring Portfolio's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Acquiring Trust's Board of Trustees and, to the extent required by law (as interpreted by Commission staff positions), by such of those Trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by Equitable or its affiliate as the Acquiring Portfolio's sole shareholder.

   5.9 At any time before the Closing, either Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Portfolio's shareholders' interests.

6.  EXPENSES

   The Reorganization Expenses shall be borne by Equitable. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.  TERMINATION

   This Agreement may be terminated at any time at or before the Closing, whether before or after approval by the Acquired Portfolio's shareholders:

   7.1 By either Trust (a) in the event of the other Trust's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing
has not occurred on or before [      ,] 2003; or

   7.2  By the Trusts' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Trust, or their Trustees or officers, to the other Trust.

8.  AMENDMENTS

   This Agreement may be amended, modified or supplemented at any time, notwithstanding the Acquired Portfolio's shareholders' approval thereof; in any manner mutually agreed on in writing by the Trusts; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Separate Accounts' interests.

9.  ENTIRE AGREEMENT; NO SURVIVAL

   Neither Trust has made any representations, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Trusts. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

10.  MISCELLANEOUS

   10.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

   10.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Portfolios and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   10.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Trust's Trustees solely in their capacities as Trustees, and not individually, and that each Trust's obligations under this instrument are not binding on or enforceable against any of its Trustees, officers, or shareholders or any series of either Trust other than the Portfolios but are only binding on and enforceable against the respective Portfolios' property. Each Portfolio, in asserting any rights or claims under this Agreement, shall look only to the other Portfolio's property in settlement of such rights or claims and not to such Trustees, officers, or shareholders.

   10.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Trust and delivered to the other Trust. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   IN WITNESS WHEREOF, each Trust has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                              EQ ADVISORS TRUST, on behalf of
                                                its series, EQ/Aggressive Stock
                                                Portfolio

                                              By: -----------------------------
                                              EQ ADVISORS TRUST, on behalf of
                                                its series, EQ/High Yield
                                                Portfolio

                                              By: -----------------------------
                                              AXA PREMIER VIP TRUST, on behalf
                                                of its series, AXA Premier VIP
                                                Aggressive Equity Portfolio

                                              By: -----------------------------
                                              AXA PREMIER VIP TRUST, on behalf
                                                of its series, AXA Premier VIP
                                                High Yield Portfolio

                                              By: -----------------------------
                                              Solely with respect to paragraph
                                                6, THE EQUITABLE LIFE ASSURANCE
                                                SOCIETY OF THE UNITED STATES

                                              By: -----------------------------

                                  SCHEDULE A

                Acquired Portfolios       Acquiring Portfolios
             -------------------------  -------------------------
                EQ/Aggressive Stock     AXA Premier VIP
             Portfolio, a series of EQ    Aggressive Equity
                  Advisors Trust          Portfolio, a series of
                                          AXA Premier VIP Trust

                                        AXA Premier VIP High
             EQ/High Yield Portfolio,     Yield Portfolio, a
              a series of EQ Advisors     series of AXA Premier
                       Trust              VIP Trust

                       STATEMENT OF ADDITIONAL INFORMATION
         OF AXA PREMIER AGGRESSIVE EQUITY PORTFOLIO AND AXA PREMIER VIP
             HIGH YIELD PORTFOLIO, EACH A SERIES OF AXA PREMIER VIP
            TRUST AND EQ/AGGRESSIVE STOCK PORTFOLIO AND EQ/HIGH YIELD
                  PORTFOLIO, EACH A SERIES OF EQ ADVISORS TRUST

                       SPECIAL MEETING OF SHAREHOLDERS OF
           EQ/AGGRESSIVE STOCK PORTFOLIO AND EQ/HIGH YIELD PORTFOLIO,
                       EACH A SERIES OF EQ ADVISORS TRUST

                          SCHEDULED FOR AUGUST 7, 2003

--------------------------------------------------------------------------------
     Acquisition of the assets and
    assumption of the liabilities of:      By and in exchange for shares of:
---------------------------------------   --------------------------------------

EQ/Aggressive Stock Portfolio..........   AXA Premier VIP Aggressive Equity
                                            Portfolio

EQ/High Yield Portfolio................   AXA Premier VIP High Yield Portfolio

each a series of:                         each a series of:
EQ Advisors Trust                         AXA Premier VIP Trust
1290 Avenue of the Americas               1290 Avenue of the Americas
New York, NY 10104                        New York, NY 10104
--------------------------------------------------------------------------------


This  Statement  of  Additional  Information  is  available  to  owners  of  and participants in variable life insurance contracts and variable annuity certificates and contracts ("Contracts") with amounts allocated to EQ/Aggressive Stock Portfolio ("EQ Aggressive Stock Portfolio") and EQ/High Yield Portfolio ("EQ/High Yield Portfolio"), each a series of EQ Advisors Trust ("EQ Trust"), in connection with the proposed transaction whereby all of the assets and liabilities of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio (collectively, the "Acquired Portfolios") will be transferred to AXA Premier VIP Aggressive Equity Portfolio ("AXA Aggressive Equity Portfolio") and AXA Premier VIP High Yield Portfolio ("AXA High Yield Portfolio") (collectively, the "Acquiring Portfolios"), each a series of AXA Premier VIP Trust ("AXA Trust"), respectively, in exchange for shares of the applicable Acquiring Portfolio.

The following documents are incorporated herein by reference:

     (1) The Annual Report to Shareholders of EQ Advisors Trust, with respect to the Acquired Portfolios, for the fiscal year ended December 31, 2002; and

     (2) The Statement of Additional Information of EQ Advisors Trust, dated May 1, 2003.

The Statement of Additional Information includes information regarding the Acquiring Portfolios and certain existing portfolios offered by the AXA Trust. This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated June 16, 2003 relating to the Reorganization of EQ Aggressive Stock Portfolio and EQ High Yield Portfolio may be obtained, without charge, by writing to the AXA Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0404. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST................................................... 2
THE PORTFOLIOS............................................................. 2
ADDITIONAL INVESTMENT STRATEGIES AND RISKS................................. 7
MANAGEMENT OF THE TRUST................................................... 30
INVESTMENT MANAGEMENT AND OTHER SERVICES.................................. 35
BROKERAGE ALLOCATION AND OTHER STRATEGIES................................. 44
PURCHASE AND PRICING OF SHARES............................................ 47
TAXATION.................................................................. 49
PORTFOLIO PERFORMANCE..................................................... 52
OTHER INFORMATION......................................................... 54
FINANCIAL STATEMENTS...................................................... 55

THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. AXA PREMIER VIP TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                            DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the "Trust") is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See "Other Information").

The Trust currently offers shares on behalf of each of the following portfolios:
AXA Moderate Allocation Portfolio ("Moderate Portfolio"), AXA Premier VIP Large Cap Growth Portfolio ("Large Cap Growth Portfolio"), AXA Premier VIP Large Cap
Core Portfolio ("Large Cap Core Equity Portfolio"), AXA Premier VIP Large Cap Value Portfolio ("Large Cap Value Portfolio"), AXA Premier VIP Small/Mid Cap Growth Portfolio ("Small/Mid Cap Growth Portfolio"), AXA Premier VIP Small/Mid Cap Value Portfolio ("Small/Mid Cap Value Portfolio"), AXA Premier VIP International Equity Portfolio ("International Equity Portfolio"), AXA Premier VIP Technology Portfolio ("Technology Portfolio"), AXA Premier VIP Health Care Portfolio ("Health Care Portfolio"), AXA Premier VIP Core Bond Portfolio ("Core Bond Portfolio"), AXA Premier VIP Aggressive Equity Portfolio ("Aggressive Equity Portfolio") and AXA Premier VIP High Yield Portfolio ("High Yield Portfolio") (the "Portfolios").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust's Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

                                 THE PORTFOLIOS

LARGE CAP GROWTH PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP CORE EQUITY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP VALUE PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

SMALL/MID CAP GROWTH PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small/mid capitalization companies are considered to be companies with market capitalization between $100 million and $7 billion at the time of investment; however, the capitalization of companies considered to be small/mid-cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

SMALL/MID CAP VALUE PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small/mid capitalization companies are considered to be companies with market capitalization between $100 million and $7 billion at the time of investment; however, the capitalization of companies considered to be small/mid-cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

INTERNATIONAL EQUITY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its total assets in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The portfolio may also invest up to 35% of its assets in securities of U.S. companies.

TECHNOLOGY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

HEALTH CARE PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

CORE BOND PORTFOLIO. The portfolio's objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities. The portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

AGGRESSIVE EQUITY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio, as a whole, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small-and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with market capitalization between $100 million and $7 billion at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in demand), companies whose growth prospects are not recognized by the market and less widely know companies. For purposes of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises and those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The portfolio may invest up to 25% of its [total] assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities).

HIGH YIELD PORTFOLIO. The portfolio's objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in junk bonds, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio's sub-advisers may, when consistent with the portfolio's investment objective, use derivative securities.

MODERATE ALLOCATION PORTFOLIO. The Portfolio's objective is to seek long-term capital appreciation and current income. The Portfolio pursues its objective by investing approximately 45% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 55% of its assets in Underlying Portfolios that emphasize equity investments.

The Portfolio operates under a "fund of funds" structure, investing exclusively in other mutual funds managed by Equitable (the "Underlying Portfolios"). In addition to the fees directly associated with the Portfolio, an investor in the

Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about
Underlying Portfolios that are series of EQ Advisors Trust, please see the May 1, 2003 prospectus and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

                            FUNDAMENTAL RESTRICTIONS

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.

      Each portfolio, except the Technology Portfolio, the Health Care Portfolio and the Moderate Portfolio, will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio's total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretations apply to, but are not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

      Each Portfolio will not:

      (2) purchase any security if, as a result of that purchase, 25% or more of the portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

      (3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 331/3% of the portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

      (4) make loans, except loans of portfolio securities or cash (in the case of High Yield Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                          NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply generally to each portfolio, but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio's shareholders.

      Each portfolio will not:

      (1) invest more than 15% of its net assets in illiquid securities.

      (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

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

      (3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each Portfolio, except the Moderate Portfolio, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

      (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio,
Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio each have a policy regarding how 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving sixty (60) days' written notice to its shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolio's principal investment strategies discussed in the Prospectus, each portfolio may engage in other types of investment strategies as further described in the descriptions below. Each portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

The Moderate Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, the Moderate Portfolio's
investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets the Portfolio allocates to the Underlying Portfolios utilizing such strategies.

ASSET-BACKED SECURITIES. (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

BONDS. (All Portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than

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

are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

CREDIT RATINGS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody's and S&P is included in the Appendix to this Statement of Additional Information ("SAI"). The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

BRADY BONDS. (International Equity Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

CONVERTIBLE SECURITIES. (Large Cap Core Equity Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than

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

the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

CREDIT AND LIQUIDITY ENHANCEMENTS. A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

NON-INVESTMENT GRADE BONDS. (Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a portfolio's sub-adviser to be of comparable quality. A portfolio's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities

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

might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

DEPOSITARY RECEIPTS. (All Portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global
Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio's investment policies, the portfolio's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

DOLLAR ROLLS. (Core Bond Portfolio, Health Care Portfolio and High Yield Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio's fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

EQUITY SECURITIES. (All Portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

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

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. (All Portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

EVENT-LINKED BONDS. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities or Non-Publicly Traded Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

FLOATERS AND INVERSE FLOATERS. (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

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

FOREIGN CURRENCY. (All Portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio's assets and income. In addition, although a portion of a portfolio's investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

      FORWARD FOREIGN CURRENCY TRANSACTIONS. (All Portfolios) A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio's use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio's sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio's investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such

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

contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

      FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. (All Portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies.
Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered "covered" if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio's custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered "covered" only if the portfolio segregates, either on its records or with the portfolio's custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

      OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. (All Portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of

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

future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

FOREIGN SECURITIES. (All Portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Market Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

EMERGING MARKET SECURITIES. (All Portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource  self-sufficiency  and  balance  of  payments  position.  Further,  the
economies  of  developing   countries   generally  are  heavily  dependent  upon
international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

      EASTERN EUROPEAN AND RUSSIAN SECURITIES. (All Portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

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

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio's investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a portfolio's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

      PACIFIC BASIN REGION. (All Portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Forward commitments, including "TBA" (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio's forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio's other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio's payment obligation).

HEALTH CARE SECTOR RISK. (Health Care Portfolio) The value of the Health Care Portfolio's shares is particularly vulnerable to factors affecting the health care sector. The Health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

HYBRID INSTRUMENTS. (International Equity Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or

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gain).  The latter  scenario may result if  "leverage"  is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore,  the  number  of  investors  that  are  willing  and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. (All Portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio's sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching

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liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio and Moderate Portfolio) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

The Moderate Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      EXCHANGE TRADED FUNDS ("ETFS"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Portfolios may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

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LOAN  PARTICIPATIONS AND ASSIGNMENTS.  Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the portfolio's having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a portfolio's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. (Core Bond Portfolio and High Yield Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than

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anticipated  prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio's yield to maturity to the extent it invests in IOs. If the assets

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underlying the IO experience greater than anticipated  prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio's ability to buy or sell those securities at any particular time.

MORTGAGE DOLLAR ROLLS. (Core Bond Portfolio and High Yield Portfolio) The portfolio may enter into mortgage dollar rolls in which the portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

MUNICIPAL SECURITIES. (Core Bond Portfolio and High Yield Portfolio) Municipal securities ("municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices ("Derivative Instruments"), including certain options, futures contracts and swap transactions. The portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the portfolio's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the portfolio are described below.

The portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

To the extent that a portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial

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margin and premiums required to establish these positions  (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any contracts the portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

OPTIONS ON SECURITIES. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

OPTIONS ON SECURITIES INDICES. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

SECURITIES INDEX FUTURES CONTRACTS. (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE FUTURES CONTRACTS. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

OPTIONS ON FUTURES CONTRACTS. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

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

PAYMENT-IN-KIND BONDS. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REAL ESTATE INVESTMENT TRUSTS. (Small/Mid Cap Growth Portfolio, Health Care Portfolio, Small Mid Cap Value Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Risks associated with investments in securities of companies in the real estate industry, including real estate investment trusts ("REITS"), include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. (All Portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral.Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. (Core Bond Portfolio and Health Care Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Portfolios' Investments, Related Risks and Limitations -- Segregated Accounts."

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

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio's obligation to repurchase the securities, and the portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LOANS. (All Portfolios) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a portfolio's investment program. While the securities are being loaned, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a portfolio's sub-adviser to be of good standing and will not be made unless, in the judgment of Equitable, the consideration to be earned from such loans would justify the risk.

SHORT SALES AGAINST THE BOX. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) The portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. The portfolio will designate the segregation, either on its records or with the Trust's custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

SMALL COMPANY SECURITIES. (Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

SWAPS. (International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio's borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio's risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

TECHNOLOGY  SECTOR  RISK.  (Large Cap  Growth  Portfolio,  Small/Mid  Cap Growth
Portfolio and Technology Portfolio) The value of the Technology Portfolio's shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. GOVERNMENT SECURITIES. (All Portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information" below

WARRANTS. (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio and Aggressive Equity Portfolio) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON BONDS. (Small/Mid Cap Growth Portfolio, Core Bond Portfolio and High Yield Portfolio) Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as "portfolio turnover." High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The following risks apply to Underlying Portfolios that are eligible for investment by the Moderate Portfolio and are not series of the Trust.

INDEX FUND RISK. An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LATIN AMERICA. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

MONEY MARKET RISK. Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments a Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

PREFERRED SECURITIES. Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

                            MANAGEMENT OF THE TRUST

The Trust's Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios' investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Trust's Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                        TERM OF                                 PORTFOLIOS
                                         OFFICE                                 IN COMPLEX
                        POSITION(S)    AND LENGTH                                OVERSEEN
                         HELD WITH         OF        PRINCIPAL OCCUPATION(S)        BY      OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE       FUND      TIME SERVED      DURING PAST 5 YEARS       TRUSTEE           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Peter D. Noris*          Trustee and    From        From May 1995 to                53      Director of Alliance
 1290 Avenue of the         Chairman     November    present, Executive Vice                 Capital Management L.P.;
 Americas,                               2001 to     President and Chief                     Director of AXA
 New York, New York                      present     Investment Officer of                   Alternative Advisors, Inc
 (47)                                                AXA Financial, Inc.;
                                                     from September 1999 to
                                                     present, Executive Vice
                                                     President and Chief
                                                     Executive Officer of
                                                     Equitable; from
                                                     November 1995 to
                                                     present, Executive Vice
                                                     President of AXA
                                                     Advisors, LLC.
------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Gerald C. Crotty           Trustee      From        Co-founder and director         19      None
 c/o AXA Premier Funds                   November    of Weichert Enterprise, a
 Trust                                   2001 to     private and public equity
 1290 Avenue of the                      present     market investment firm;
 Americas                                            co-founder of Excelsior
 New York, New York                                  Ventures Management, a
 (51)                                                private equity and
                                                     venture capital firm; from
                                                     1991 to 1998, held various
                                                     positions with ITT
                                                     Corporation, including
                                                     President and COO of
                                                     ITT Consumer Financial
                                                     Corp. and Chairman,
                                                     President and CEO of
                                                     ITT Information Services.
------------------------------------------------------------------------------------------------------------------------
 Barry Hamerling            Trustee      From        Since 1998, Managing            19      None
 c/o AXA Premier Funds                   November    Partner of Premium Ice
 Trust                                   2001 to     Cream of America; from
 1290 Avenue of the                      present     1970 to 1998, President of
 Americas                                            Ayco Co. L.P., the largest
 New York, New York                                  independent financial
 (57)                                                counseling firm in the
                                                     United States.
------------------------------------------------------------------------------------------------------------------------
 Cynthia R. Plouche         Trustee      From        Since 1991 Founder, Chief       19      None
 c/o AXA Premier Funds                   November    Investment Officer and
 Trust                                   2001 to     Managing Director of
 1290 Avenue of the                      present     Abacus Financial Group,
 Americas                                            a manager of fixed
 New York, New York                                  income portfolios for
 (46)                                                institutional clients.
------------------------------------------------------------------------------------------------------------------------
 Rayman L. Solomon          Trustee      From        Since 1998 Dean and a           19      None
 c/o AXA Premier Funds                   November    Professor of Law at
 Trust                                   2001 to     Rutgers University School
 1290 Avenue of the                      present     of Law; prior thereto, an
 Americas                                            Associate Dean at
 New York, New York                                  Northwestern University
 (55)                                                School of Law.
------------------------------------------------------------------------------------------------------------------------

* Affiliated with the Portfolios' investment manager and the co-distributors.

                            COMMITTEES OF THE BOARD


The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act) ("Independent Trustee(s)"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two meetings during the fiscal year ended December 31, 2002.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held one meeting during the fiscal year ended December
                                                                       31, 2002.

The Trust has a Valuation Committee consisting of Peter D. Noris (Interested Trustee), Steven M. Joenk, Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew
S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 36 meetings during the fiscal year ended December 31, 2002.

               COMPENSATION OF INDEPENDENT TRUSTEES AND OFFICERS

Each Independent Trustee will receive from the Trust an annual fee of $15,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $1,000 for each regularly-scheduled and special Board meeting attended, and (ii) $250 for each Portfolio or Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.


                          TRUSTEE COMPENSATION TABLE
                     FOR THE YEAR ENDED DECEMBER 31, 2002*

--------------------------------------------------------------------------------
                                              PENSION OR
                                              RETIREMENT           TOTAL
                             AGGREGATE     BENEFITS ACCRUED    COMPENSATION
                           COMPENSATION       AS PART OF      FROM TRUST PAID
 TRUSTEE                  FROM THE TRUST    TRUST EXPENSES      TO TRUSTEES
--------------------------------------------------------------------------------
   Peter D. Noris**          $     0             $0              $     0
--------------------------------------------------------------------------------
   Gerald C. Crotty          $19,250             $0              $19,250
--------------------------------------------------------------------------------
   Barry Hamerling           $19,250             $0              $19,250
--------------------------------------------------------------------------------
   Cynthia R. Plouche        $19,250             $0              $19,250
--------------------------------------------------------------------------------
   Rayman L. Solomon         $19,250             $0              $19,250
--------------------------------------------------------------------------------

* Beginning as of January 1, 2002, Mr. Hamerling and Mr. Solomon have elected to participate in the Trust's deferred compensation plan. As of December 31, 2002, Mr. Hamerling and Mr. Solomon had accrued $42,020 and $5,603, respectively (including interest) as deferred compensation from the Trust and AXA Premier Funds Trust for which they also serve as Trustees.

**  "Interested person" of the Trust (as that term is defined in the 1940 Act).

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

As of December 31, 2002, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the Portfolios of the Trust, as set forth in the following table:

                    TRUSTEE OWNERSHIP OF EQUITY SECURITIES

------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL PORTFOLIOS OVERSEEN OR
                      DOLLAR RANGE OF EQUITY SECURITIES IN     TO BE OVERSEEN BY TRUSTEE OR NOMINEE
   NAME OF TRUSTEE               THE PORTFOLIOS*                IN FAMILY OF INVESTMENT COMPANIES:
------------------------------------------------------------------------------------------------------
 Peter D. Noris       Small/Mid Cap     $10,001 - $50,000                 Over $100,000
                      Growth Portfolio

                      Health Care
                      Portfolio         $10,001 - $50,000
------------------------------------------------------------------------------------------------------
 Gerald C. Crotty                       $0                              $10,001 - $50,000
------------------------------------------------------------------------------------------------------
 Barry Hamerling                        $0                              $10,001 - $50,000
------------------------------------------------------------------------------------------------------
 Cynthia R. Plouche                     $0                              $51,000 - $100,000
------------------------------------------------------------------------------------------------------
 Rayman L. Solomon                      $0                                  $1 - $10,000
------------------------------------------------------------------------------------------------------

----------
*     As of December 31, 2002


                              THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable, AXA Advisors, LLC ("AXA Advisors") or AXA Distributors, LLC ("AXA Distributors"). The Trust's principal officers are:

-----------------------------------------------------------------------------------------------------------------
                                     POSITION(S)            TERM OF
                                      HELD WITH        OFFICE AND LENGTH           PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE              FUND            OF TIME SERVED               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
 Steven M. Joenk                      President        Chief Executive      From July 1999 to present, Senior
 1290 Avenue of the Americas,         and Chief         Officer from        Vice President of AXA Financial;
 New York, New York                   Executive       December 2002 to      from 1996 to 1999, Managing Director
 (44)                                  Officer       present; President     of MeesPierson.
                                                        from November
                                                       2001 to present
-----------------------------------------------------------------------------------------------------------------
 Patricia Louie, Esq.              Vice President           From            From July 1999 to present, Vice
 1290 Avenue of the Americas,       and Secretary       November 2001       President and Counsel of AXA
 New York, New York                                      to present         Financial and Equitable; from
 (47)                                                                       September 1994 to July 1999,
                                                                            Assistant General Counsel of The
                                                                            Dreyfus Corporation.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     POSITION(S)             TERM OF
                                      HELD WITH         OFFICE AND LENGTH              PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE               FUND             OF TIME SERVED                 DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
 Kenneth T. Kozlowski              Chief Financial      Chief Financial       From February 2001 to present, Vice
 1290 Avenue of the Americas,        Officer and          Officer from        President of AXA Financial, from
 New York, New York                   Treasurer         December 2002 to      October 1999 to February 2001,
 (41)                                                  present; Treasurer     Assistant Vice President of AXA
                                                         from November        Financial; from October 1996 to
                                                        2001 to present       October 1999, Director-Fund
                                                                              Administration, Prudential
                                                                              Investments.
-----------------------------------------------------------------------------------------------------------------
 Kenneth B. Beitler                 Vice President            From            From February 2003 to present, Vice
 1290 Avenue of the Americas,                            November 2001        President of AXA Financial; from
 New York, New York                                        to present         February 2002 to February 2003,
 (44)                                                                         Assistant Vice President of AXA
                                                                              Financial; from May 1999 to February
                                                                              2002, Senior Investment Analyst of
                                                                              AXA Financial. Prior thereto, an
                                                                              Investment Systems Development
                                                                              Analyst with TIAA-CREF.
-----------------------------------------------------------------------------------------------------------------
 Mary E. Cantwell                   Vice President            From            From February 2001 to present, Vice
 1290 Avenue of the Americas,                            November 2001        President of AXA Financial, from
 New York, New York                                        to present         September 1997 to January 2001,
 (41)                                                                         Assistant Vice President, Office of the
                                                                              Chief Investment Officer of AXA
                                                                              Financial.
-----------------------------------------------------------------------------------------------------------------
 Brian E. Walsh                     Vice President    Vice President from     From February 2003 to present, Vice
 1290 Avenue of the Americas,            and            December 2002 to      President of AXA Financial and
 New York, New York                   Assistant        present; Assistant     Equitable; from January 2001 to
 (35)                                 Treasurer          Treasurer from       February 2003, Assistant Vice
                                                        November 2001 to      President of AXA Financial and
                                                            present           Equitable; from December 1999 to
                                                                              January 2001, Senior Fund
                                                                              Administrator of AXA Financial and
                                                                              Equitable; from January 1993 to
                                                                              December 1999, Manager of
                                                                              Prudential Investment Fund
                                                                              Management.
-----------------------------------------------------------------------------------------------------------------
 Andrew S. Novak, Esq.                Assistant          From September       From May 2002 to present, Counsel of
 1290 Avenue of the Americas          Secretary         2002 to present       AXA Financial and Equitable; from
 New York, New York                                                           May 2001 to April 2002, Associate
 (34)                                                                         General Counsel and Chief
                                                                              Compliance Officer of Royce &
                                                                              Associates, Inc.; from August 1997 to
                                                                              August 2000, Vice President and
                                                                              Assistant General Counsel of Mitchell
                                                                              Hutchins Asset Management.
-----------------------------------------------------------------------------------------------------------------
 Joseph J. Paolo                      Compliance         From September       From May 2002 to present,
 1290 Avenue of the Americas,          Officer          2002 to present       Compliance Director and Assistant
 New York, New York                                                           Vice President of AXA Financial and
 (32)                                                                         Equitable; from February 2001 to
                                                                              May 2002, Compliance Officer of
                                                                              AXA Financial and Equitable; from
                                                                              June 1998 to February 2001, Principal
                                                                              Consultant, PricewaterhouseCoopers
                                                                              LLP; from February 1997 to June
                                                                              1998, Second Vice President and
                                                                              Compliance Officer of The Chase
                                                                              Manhattan Bank; from August 1992 to
                                                                              February 1997, Staff Accountant of
                                                                              the U.S. Securities and Exchange
                                                                              Commission.
-----------------------------------------------------------------------------------------------------------------

               CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans. Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 99% of the Trust's shares as of March 31, 2003.

As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of the date of this SAI, no persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio.

As of the date of this SAI, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGER

Equitable, through its AXA Funds Management Group Unit ("Manager"), currently serves as the investment manager for each portfolio. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the Portfolios (the "Management Agreements"). At a meeting held on November 29, 2001, the Board of Trustees approved a Management Agreement with respect to each Portfolio except Aggressive Equity Portfolio, High Yield Portfolio and Moderate Portfolio. The Board of Trustees approved an amendment to the Management Agreement with respect to Aggressive Equity Portfolio and High Yield Portfolio and a new Management Agreement with respect to Moderate Portfolio at a meeting held on , 2003. In approving the Management
Agreements, the Board of Trustees considered the following factors: the nature and quality of the services proposed to be provided by the Manager to the Trust, the Manager's personnel and operations, the Manager's financial condition, the level and method of computing each portfolio's management fee, comparative fee and expense information for each of the portfolios, the profitability of the Trust to the Manager, the indirect profits to the Manager attributable to the existence of the Trust, the effect of each portfolio's growth and size on the portfolio's performance and expenses, and any possible conflicts of interest.

The Management Agreement for the Portfolios (other than Moderate Portfolio) obligates the Manager to: (i) provide investment management and advisory services to the Trust; (ii) select the sub-advisers for certain portfolios;
(iii) monitor, where applicable, each sub-adviser's investment programs and results; (iv) review brokerage matters; (v) oversee compliance by the Trust with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for Moderate Portfolio obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for the Portfolio; (iii) review brokerage matters;
(iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. The continuance of each Management Agreement, with respect to each portfolio, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating portfolio assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. [The Manager also has entered into a Consulting Agreement with Standard & Poor's to assist the Manager in selecting the Underlying Portfolios in which Moderate Portfolio will invest.] The Manager is responsible for paying the consulting fees.

Each portfolio pays a fee to the Manager as described below for the investment management and advisory services the Manager provides each portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to each portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectuses) of each portfolio are limited to the extent described in the Prospectuses.


PORTFOLIO                                MANAGEMENT FEE
---------                                --------------

Large Cap Growth Portfolio               0.90% of average daily net assets

Large Cap Core Equity Portfolio          0.90% of average daily net assets

Large Cap Value Portfolio                0.90% of average daily net assets

Small/Mid Cap Growth Portfolio           1.10% of average daily net assets

Small/Mid Cap Value Portfolio            1.10% of average daily net assets

International Equity Portfolio           1.05% of average daily net assets

Technology Portfolio                     1.20% of average daily net assets

Health Care Portfolio                    1.20% of average daily net assets

Core Bond Portfolio                      0.60% of average daily net assets

Moderate Allocation Portfolio            0.10% of average daily net assets

                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                      FIRST          NEXT           NEXT           NEXT
                                   $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
                                  ------------   ------------   ------------   ------------   -----------
Aggressive Equity Portfolio ....      0.650%         0.600%         0.575%         0.550%         0.525%

                                      FIRST            NEXT            NEXT            NEXT
                                  $750 MILLION     $750 MILLION     $1 BILLION     $2.5 BILLION     THEREAFTER
                                 --------------   --------------   ------------   --------------   -----------

High Yield Portfolio .........        0.600%           0.575%          0.550%          0.530%          0.520%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian's fees; any proxy solicitors' fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The table below shows the fees paid by each Portfolio except the Aggressive Equity Portfolio, High Yield Portfolio and Moderate Portfolio to the Manager during the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the period ended December 31, 2002, the Manager did not receive any reimbursement for the 9 Portfolios comprising the Trust.

                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

                                                                               TOTAL AMOUNT OF
                                                                               FEES WAIVED AND
                                                             MANAGEMENT FEE    OTHER EXPENSES
                                                             PAID TO MANAGER     ASSUMED BY
                PORTFOLIO                  MANAGEMENT FEE   AFTER FEE WAIVER       MANAGER
                ---------                 ---------------- ------------------ ----------------
Large Cap Growth Portfolio ..............    $   354,128       $    63,085        $291,043
Large Cap Core Equity Portfolio .........    $   240,398       $         0        $247,010
Large Cap Value Portfolio ...............    $   401,960       $   102,456        $299,504
Small/Mid Cap Growth Portfolio ..........    $   447,713       $   159,558        $288,155
Small/Mid Cap Value Portfolio ...........    $   530,780       $   250,201        $280,579
International Equity Portfolio ..........    $   269,568       $         0        $300,658
Technology Portfolio ....................    $   146,281       $         0        $233,940
Health Care Portfolio ...................    $   339,144       $   128,499        $210,645
Core Bond Portfolio .....................    $   907,659       $   439,744        $467,915

----------

* The Portfolios commenced operations on December 31, 2001. Aggressive Equity, High Yield and Moderate Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

Equitable and the officers of Moderate Portfolio also serve as investment manager and officers, respectively, of the Underlying Portfolios. In addition, the trustees of Moderate Portfolio also serve as trustees of certain Underling Portfolios. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to Moderate Portfolio and the Underlying Portfolios. The trustees believe they have structured Moderate Portfolio to address these concerns. If a situation arises that may result in a conflict, the trustees and officers of Moderate Portfolio will carefully analyze the situation and take all appropriate steps to address the potential conflicts.

                                THE SUB-ADVISERS

The Manager has entered into sub-advisory agreements ("Subadvisory Agreements") on behalf of Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio. The Subadvisory Agreements obligate Alliance Capital Management L.P.; Dresdner RCM Global Investors LLC; TCW Investment Management Company; Janus Capital Management LLC; Thornburg Investment Management, Inc.; Institutional Capital Corporation; MFS Investment Management; Provident Investment Counsel, Inc.; Franklin Advisers, Inc.; AXA Rosenberg Investment Management LLC; Bank of Ireland Asset Management (U.S.) Limited; Marsico Capital Management, LLC; Firsthand Capital Management, Inc.; A I M Capital Management, Inc.; Wellington Management Company, LLP; BlackRock Advisors, Inc.; and Pacific Investment Management Company LLC (each a "Sub-adviser," and together the "Sub-advisers") to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. The Board approved the Subadvisory Agreement with each Sub-adviser based on a number of factors relating to each Sub-adviser's ability to perform under its Subadvisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-adviser to the portfolio, the Sub-adviser's management style, the Portfolio's performance record, the Sub-adviser's current and proposed level of staffing and its overall resources, whether the Sub-adviser manages or has managed any other registered investment companies, the Sub-Adviser's compliance systems and capabilities, and any disciplinary history. In approving Subadvisory Agreements with Franklin Advisers, Inc. and Provident Investment Counsel, Inc., on behalf of Small/Mid Cap Growth Portfolio, Wellington Management Company, LLP, on behalf of Small/Mid Cap Value Portfolio, and Marsico Capital Management, LLC on behalf of International Equity Portfolio ("New Sub-advisers") the Board also considered: the extent to which each New Sub-adviser's investment style compares to, or correlates with, those of other Sub-advisers for the portfolio and the costs associated with the transition of assets from the prior sub-adviser to the New Sub-adviser.

During the period from December 31, 2001 (commencement of operations) through December 31, 2002, the Manager paid the following fees to each Sub-adviser with respect to the Portfolios listed below pursuant to the Subadvisory Agreements:

                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

PORTFOLIO                                      SUB ADVISORY FEE PAID
---------                                     ----------------------

   Large Cap Growth Portfolio ...............       $  155,432
   Large Cap Core Equity Portfolio ..........       $  105,510
   Large Cap Value Portfolio ................       $  178,551
   Small/Mid Cap Growth Portfolio ...........       $  222,185
   Small/Mid Cap Value Portfolio ............       $  265,384
   International Equity Portfolio ...........       $  125,959
   Technology Portfolio .....................       $   79,917
   Health Care Portfolio ....................       $  183,552
   Core Bond Portfolio ......................       $  378,195

----------

* The Portfolios commenced operations on December 31, 2001. Aggressive Equity, High Yield and Moderate Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

The Manager recommends sub-advisers for each portfolio listed above (other than Moderate Portfolio) to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios (other than Moderate Portfolio) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC ("Multi-Manager Order") that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected portfolio's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed portfolio, the portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

Alliance Capital Management L.P. ("Alliance Capital") serves as a Sub-adviser to Large Cap Growth Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Technology Portfolio, Aggressive Equity Portfolio and High Yield
Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management ("Bernstein") unit, serves as a Sub-adviser to Large Cap Core Equity Portfolio and International Equity Portfolio. Alliance Capital, a limited partnership, is indirectly majority-owned by Equitable. As of December 31, 2002, Alliance Capital had approximately $386 billion in assets under management. The principal office of Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.

Dresdner RCM Global Investors LLC ("Dresdner") serves as a Sub-adviser to Large Cap Growth Portfolio, Technology Portfolio and Health Care Portfolio. Dresdner is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2002, Dresdner had approximately $44.8 billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189.

TCW Investment Management Company ("TCW") serves as a Sub-adviser to Large Cap Growth Portfolio and Small/Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Societe Generale Asset Management, S.A. is a wholly owned subsidiary of Societe Generale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2002, TCW had approximately $79.35 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

Janus Capital Management LLC ("Janus") serves as a Sub-adviser to Large Cap Core Equity Portfolio. Janus is a majority owned subsidiary of Janus Capital Group Inc., a publicly traded company whose subsidiaries are engaged in financial services. As of December 31, 2002, Janus had approximately $137 billion in assets under management. The principal office of Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

Thornburg Investment Management, Inc. ("Thornburg") serves as a Sub-adviser to Large Cap Core Equity Portfolio. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2002, Thornburg had approximately $5.5 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

Institutional Capital Corporation ("ICAP") serves as a Sub-adviser to Large Cap Value Portfolio. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2002, ICAP had approximately $10.1 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

MFS Investment Management ("MFS") serves as a Sub-adviser to Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Provident Investment Counsel, Inc. ("Provident") serves as a Sub-Adviser to Small/Mid Cap Growth Portfolio. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2002, Provident had approximately $4.9 billion in assets under management. The principal office of Provident is located at 300 North Lake Avenue, Pasadena, California 91101.

Franklin Advisers, Inc. ("Franklin") serves as a Sub-adviser to Small/Mid Cap Growth Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly-traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2002, together with its affiliates, Franklin had approximately $258 billion in assets under management. The principal office of Franklin is located at One Franklin Parkway, San Mateo, California 94403.

AXA Rosenberg Investment Management LLC ("AXA Rosenberg") serves as a Sub-adviser to Small/Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC ("AXA Rosenberg Group"). AXA Investment Managers S. A., a French societe anonyme and investment arm of AXA, a French insurance holding company that includes Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2002, AXA Rosenberg Group had approximately $14.1 billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

Bank of Ireland Asset Management (U.S.) Limited ("BIAM (U.S.)") serves as a Sub-adviser to International Equity Portfolio. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2002, BIAM (U.S.) had approximately $22.4 billion in assets under management. The principal North American office of BIAM (U.S.) is located at 75 Holly Lane, Greenwich, Connecticut 06830.

Marsico Capital Management LLC ("Marsico") servers as a Sub-adviser to International Equity Portfolio and Aggressive Equity Portfolio. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2002, Marsico had approximately $15 billion in assets under management. The principal office of Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Firsthand Capital Management, Inc. ("Firsthand") serves as a Sub-adviser to Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2002, Firsthand had approximately $750 million in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

A I M Capital Management, Inc. ("AIM") serves as a Sub-adviser to Health Care Portfolio. AIM is a wholly owned subsidiary of A I M Advisors, Inc. A I M Advisors, Inc. is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"). AIM Management merged with INVESCO in 1997 to form AMVESCAP PLC, one of the world's largest investment services companies. As of December 31, 2002, AIM Management had approximately $124.4 billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Wellington Management Company, LLP ("Wellington Management") serves as a Sub-adviser to Health Care Portfolio and Small Mid Cap Value Portfolio. Wellington Management is an employee-owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 68 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2002, Wellington Management had approximately $303 billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

BlackRock Advisors, Inc. ("BAI") serves as a Sub-adviser to Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2002, BAI had approximately $273 billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

Pacific Investment Management Company LLC ("PIMCO") serves as a Sub-Adviser to Core Bond Portfolio and High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

PERSONAL TRADING POLICIES. The Portfolios, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust's Board of Trustees reviews the administration of the codes of ethics at least annually and receives certification from each Sub-Adviser regarding compliance with the codes of ethics annually.

                               THE ADMINISTRATOR

Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Equitable ("Administrator") provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays
Equitable a fee at an annual rate of 0.15% of the Trust's total average net assets plus $35,000 per portfolio and, for portfolios with more than one sub-adviser, an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, Equitable relies on J. P. Morgan Investors Services Co. ("Sub-administrator") to provide the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002, the Trust, with respect to each Portfolio except the Aggressive Equity Portfolio, High Yield Portfolio and Moderate Portfolio paid the following fees for administrative services:

                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

PORTFOLIO                                       ADMINISTRATION FEE
---------                                      -------------------

    Large Cap Growth Portfolio ...............       $201,185
    Large Cap Core Equity Portfolio ..........       $181,819
    Large Cap Value Portfolio ................       $209,211
    Small/Mid Cap Growth Portfolio ...........       $203,256
    Small/Mid Cap Value Portfolio ............       $214,696
    International Equity Portfolio ...........       $180,202
    Technology Portfolio .....................       $159,675
    Health Care Portfolio ....................       $184,132
    Core Bond Portfolio ......................       $340,639

----------

* The Portfolios commenced operations on December 31, 2001. Aggressive Equity, High Yield and Moderate Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

                              THE CO-DISTRIBUTORS

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a "Distributor," and together "Co-distributors") in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust's shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust's distribution agreements with respect to Class A and Class B shares ("Distribution Agreements") were approved by its Board of Trustees at a Board meeting held on December 10, 2002. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust ("Plan"). The Trust's Class B shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the Portfolios pay no distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plan, including: (i) the nature and causes of the circumstances which make the Plan necessary and appropriate; (ii) the way in which the Plan addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust's Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the Portfolios and approved it.

Pursuant to the Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan's renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the Portfolios, including the performance of the Portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

The table below shows the amounts paid by each Portfolio except the Aggressive Equity Portfolio, High Yield Portfolio and Moderate Portfolio to the Co-distributors pursuant to the Distribution Plan for the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002. For this period, the Co-distributors' actual expenditures exceeded the amounts received from the Portfolios.

                     CALENDAR YEAR ENDED DECEMBER 31, 2002*

                                           DISTRIBUTION    DISTRIBUTION
                                             FEE PAID        FEE PAID
                                              TO AXA          TO AXA             TOTAL
PORTFOLIO                                    ADVISORS      DISTRIBUTORS    DISTRIBUTION FEES
---------                                 --------------  --------------  ------------------
Large Cap Growth Portfolio .............     $ 56,311        $ 37,970          $ 94,281
Large Cap Core Equity Portfolio ........     $ 41,734        $ 21,000          $ 62,734
Large Cap Value Portfolio ..............     $ 65,175        $ 42,169          $107,344
Small/Mid Cap Growth Portfolio .........     $ 65,414        $ 31,988          $ 97,402
Small/Mid Cap Value Portfolio ..........     $ 80,674        $ 35,044          $115,718
International Equity Portfolio .........     $ 45,572        $ 14,497          $ 60,069
Technology Portfolio ...................     $ 18,984        $  8,639          $ 27,623
Health Care Portfolio ..................     $ 47,167        $ 19,263          $ 66,430
Core Bond Portfolio ....................     $240,034        $131,426          $371,460

----------

* The Portfolios commenced operations on December 31, 2001. Aggressive Equity, High Yield and Moderate Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

                   BROKERAGE ALLOCATION AND OTHER STRATEGIES

                             BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust's shares.

The Manager, and the Sub-advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the

Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"); or (ii) reward brokers for past sales of Trust shares ("Reward Brokerage"). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each Portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser's other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Sub-advisers' expenses in managing the Portfolios. For the fiscal year ended December 31, 2002, certain of the Sub-advisers allocated a substantial portion of their applicable portfolio's brokerage business to brokers that provided such research services.

During the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002, each Portfolio except the Aggressive Equity Portfolio, High Yield Portfolio and Moderate Portfolio paid the amount indicated in brokerage commissions:

                                          CALENDAR YEAR ENDED DECEMBER 31, 2002*

PORTFOLIO                                     BROKERAGE COMMISSIONS PAID
---------                                    ---------------------------

  Large Cap Growth Portfolio ...............          $  138,393
  Large Cap Core Equity Portfolio ..........          $  105,096
  Large Cap Value Portfolio ................          $  280,954
  Small/Mid Cap Growth Portfolio ...........          $  648,699
  Small/Mid Cap Value Portfolio ............          $  362,431
  International Equity Portfolio ...........          $   90,165
  Technology Portfolio .....................          $  129,635
  Health Care Portfolio ....................          $  122,288
  Core Bond Portfolio ......................          $   44,883

----------

* The Portfolios commenced operations on December 31, 2001. Aggressive Equity High Yield and Moderate Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

                     BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law and in accordance with procedures established by the Trust's Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same Portfolio. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Sub-Advisers to each Portfolio.

                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

                                                                                                      PERCENTAGE OF
                                                                    AGGREGATE       PERCENTAGE OF     TRANSACTIONS
                                           AFFILIATED               BROKERAGE      TOTAL BROKERAGE      (BASED ON
PORTFOLIO                                BROKER-DEALER          COMMISSIONS PAID     COMMISSIONS     DOLLAR AMOUNTS)
---------                        ----------------------------- ------------------ ----------------- ----------------
Large Cap Value Portfolio        Bernstein                          $  4,822             1.72%             0.93%
Large Cap Growth Portfolio       Bernstein                          $    645             0.47%             0.35%
Large Cap Core Equity            Bernstein                          $ 17,571            16.72%             2.18%
 Portfolio
Technology Portfolio             Bernstein                          $    238             0.18%             0.04%
Health Care Portfolio            Bernstein                          $     41             0.03%             0.01%
International Equity Portfolio   Bernstein                          $    290             0.32%             0.07%
Small/Mid Cap Value Portfolio    Bernstein                          $  1,697             0.47%             0.13%
                                 Cowen                              $     45             0.01%             0.01%
Small/Mid Cap Growth             Bernstein                          $    815             0.13%             0.09%
 Portfolio

----------

* The Portfolios commenced operations on December 31, 2001. Aggressive Equity, High Yield and Moderate Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

                         PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each portfolio's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

     o The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items," if any, allocated to that portfolio. "General Items" include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

     o The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:


     o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

     o Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

     o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

     o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

     o Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

     o Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

     o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

     o Options are valued at their last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

     o Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     o Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

     o Shares of the Underlying Portfolios held by Moderate Portfolio are valued at their net asset value.

     o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a portfolio invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a portfolio's net asset value fairly reflects securities' values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

                                    TAXATION

Each portfolio is treated for federal tax purposes as a separate entity. The Trust intends that each Portfolio will elect to be, and will qualify each year to be treated as, a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the Portfolio's earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividends (i.e., ordinary income). In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such Portfolio.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be "adequately diversified" (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to do, then such a separate account will be able to "look through" that Portfolio, and in effect treat its assets as the account's assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio in which Moderate Portfolio invests also satisfies those share requirements, which the Trust understands each Underlying Portfolio intends to do, the separate account investing in Moderate Portfolio will effectively treat the Underlying Portfolio's assets as its own for those purposes.

Because the Trust is used to fund Contracts, each Portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L or the Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein -- and, as described above, of each Portfolio and Underlying Portfolio -- that may be invested in securities of a single issuer.
Specifically, for a Portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the "safe harbor" described below, no more than 55% of the total value of the assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M ("Distribution Requirement")), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election. A Portfolio's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

A Portfolio may invest in certain futures and "nonequity" options (i.e. certain listed options, such as those on a "broad-based" stock index) -- and certain foreign currency options and forward contracts with respect to which it makes a particular election -- that will be subject to Section 1256 of the Code "Section 1256 contracts." Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. A Portfolio may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a

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

covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's basis.

If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Portfolio's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A Portfolio that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Portfolio receives no corresponding payment on them during the year. Similarly, a Portfolio that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio's cash assets or from the proceeds of sales of Portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                             PORTFOLIO PERFORMANCE

Returns and yields do not reflect insurance company charges and fees applicable to the Contracts.

                          COMPUTATION OF TOTAL RETURN

Each portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the portfolio and the ending value of that account measured by the then current net asset value of that portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

P(1+T)n = ERV

Where :

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

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period

Each portfolio's total return will vary from time to time depending upon market conditions, the composition of each portfolio's investment portfolio and operating expenses of the Trust allocated to each portfolio. Total return should also be considered relative to changes in the value of a portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These total return figures do not reflect insurance company expenses and fees applicable to the Contracts. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

                            NON-STANDARD PERFORMANCE

In addition to the performance information described above, each portfolio may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.

                               YIELD CALCULATION

Yields for a portfolio are computed by dividing a portfolio's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the portfolio's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond portfolios. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a portfolio's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a portfolio with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a portfolio's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the portfolio's financial statements.

Yield information may be useful in reviewing a portfolio's performance and in providing a basis for comparison with other investment alternatives. However, a portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the

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

portfolio's holdings, thereby reducing a portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.

                               OTHER INFORMATION

DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio's property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

CLASSES OF SHARES. Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

VOTING RIGHTS. Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

SHAREHOLDER MEETINGS. The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

CLASS-SPECIFIC EXPENSES. Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. PwC is responsible for auditing the annual financial statements of the Trust.

                                   CUSTODIAN

JPMorgan Chase Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

                                 TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent for the Trust.

                                    COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Wilmer, Cutler & Pickering, 399 Park Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.

                              FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2002, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document. The Aggressive Equity, High Yield and Moderate Portfolios have no operating history prior to the date of this SAI. The Underlying Portfolios each have operating histories of at least one year.

                                   APPENDIX A


DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor's. Commercial paper rated A-1 by Standard & Poor's has the following characteristics:

     o  liquidity ratios are adequate to meet cash requirements;

     o  long-term senior debt is rated "A" or better;

     o  the issuer has access to at least two additional channels of borrowing;

     o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

     o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

     o  the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor's to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

     o  evaluation of the management of the issuer;

     o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     o evaluation of the issuer's products in relation to competition and customer acceptance;

     o  liquidity;

     o  amount and quality of long-term debt;

     o  trend of earnings over a period of ten years;

     o financial strength of parent company and the relationships which exist with the issuer; and

     o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

Standard & Poor's ratings are as follows:

     o Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

     o The rating C1 is reserved for income bonds on which no interest is being paid.

     o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

     o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

     o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     o Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     o Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category, the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          EQ/AGGRESSIVE STOCK PORTFOLIO
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2003

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates ("Contracts") whose account value is invested in the EQ/Aggressive Stock Portfolio ("Aggressive Stock Portfolio") of EQ Advisors Trust ("EQ Trust"), hereby instructs The Equitable Life Assurance Society of the United States ("Equitable"), the owner of the shares of the EQ Trust attributable to the Contracts and, therefore, a shareholder of the EQ Trust ("Shareholder"), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of Aggressive Stock Portfolio of the EQ Trust, or any adjournment thereof, as described in the EQ Trust's Proxy Statement, (ii) to vote, in adjournment thereof, as described in the EQ Trust's Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such meeting.

This Voting Instruction Card is solicited by Equitable as a Shareholder of the EQ Trust. Receipt of the Notice of Meeting, Information Statement and EQ Trust's Proxy Statement accompanying this Voting Instruction Card is acknowledged by the undersigned.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                           VOTE VIA FAX:  1-888-796-9932
                           ---------------------------------------
                           CONTROL NUMBER:  999 9999 999
                           ---------------------------------------

                           Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.


                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature of joint owner, if any

                           -----------------------------------------------------
                           Date                                      EQB_13366B

        PLEASE MARK, SIGN, DATE AND MAIL YOUR VOTING INSTRUCTION CARD IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholder voting the shares represented thereby by the Contractowner providing the Shareholder with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholder with proper later-dated voting instructions by telephone or by the Internet. Proxies executed by the Shareholder may be revoked at any time before they are exercised by a written revocation received by the Secretary of the EQ Trust, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSALS.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTOWNERS INSTRUCT THE SHAREHOLDER TO VOTE "FOR" THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1. To approve an Agreement and Plan of Reorganization      FOR  AGAINST  ABSTAIN
   and Termination providing for the acquisition of all
   of the assets of Aggressive Stock Portfolio by AXA      [_]    [_]      [_]
   Premier VIP Aggressive Equity Portfolio ("AXA
   Aggressive Equity Portfolio") of AXA Premier VIP
   Trust in exchange solely for the assumption of all liabilities of Aggressive Stock Portfolio by AXA
   Aggressive Equity Portfolio and shares of the AXA
   Aggressive Equity Portfolio and the subsequent liquidation of Aggressive Stock Portfolio.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                             EQ/HIGH YIELD PORTFOLIO
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2003

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates ("Contracts") whose account value is invested in the EQ/High Yield Portfolio ("High Yield Portfolio") of EQ Advisors Trust ("EQ Trust"), hereby instructs The Equitable Life Assurance Society of the United States ("Equitable"), the owner of all shares of the EQ Trust attributable to the Contracts and, therefore, a shareholder of the EQ Trust ("Shareholder"), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of High Yield Portfolio of the EQ Trust, or any adjournment thereof, as described in the EQ Trust's Proxy Statement, (ii) to vote, in adjournment thereof, as described in the EQ Trust's Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such meeting.

This Voting Instruction Card is solicited by Equitable as a Shareholder of EQ Trust. Receipt of the Notice of Meeting, Information Statement and EQ Trust's Proxy Statement accompanying this Voting Instruction Card is acknowledged by the undersigned.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                           VOTE VIA FAX:  1-888-796-9932
                           ---------------------------------------
                           CONTROL NUMBER:  999 9999 999
                           ---------------------------------------

                           Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.


                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature of joint owner, if any

                           -----------------------------------------------------
                           Date                                      EQB_13366C


        PLEASE MARK, SIGN, DATE AND MAIL YOUR VOTING INSTRUCTION CARD IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.

Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholder voting the shares represented thereby by the Contractowner providing the Shareholder with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholder with proper later-dated voting instructions by telephone or by the Internet. Proxies executed by the Shareholder may be revoked at any time before they are exercised by a written revocation received by the Secretary of the EQ Trust, by properly executing a later-dated proxy or by attending the Special Meeting and voting in person, by telephone or by the Internet.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSALS.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTOWNERS INSTRUCT THE SHAREHOLDER TO VOTE "FOR" THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]


1. To approve an Agreement and Plan of Reorganization      FOR  AGAINST  ABSTAIN
   and Termination providing for the acquisition of all
   of the assets of High Yield Portfolio by AXA Premier    [_]    [_]      [_]
   VIP High Yield Portfolio ("AXA High Yield Portfolio") of AXA Premier VIP Trust in exchange solely for the assumption of all liabilities of High Yield Portfolio by AXA High Yield Portfolio and shares of AXA High
   Yield Portfolio and the subsequent liquidation of High Yield Portfolio.